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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM N-1A

                  REGISTRATION STATEMENT (NO. 2-27203) UNDER
                          THE SECURITIES ACT OF 1933
                          PRE-EFFECTIVE AMENDMENT NO.
                        POST-EFFECTIVE AMENDMENT NO. 59

                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940

                               AMENDMENT NO. 60

                         VANGUARD EXPLORER FUND, INC.
     (EXACT NAME OF REGISTRANT AS SPECIFIED IN ARTICLES OF INCORPORATION)

                                P.O. BOX 1100,
                            VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                 REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                             RAYMOND J. KLAPINSKY
                                 P.O. BOX 876
                            VALLEY FORGE, PA 19482

  It is proposed that this filing become effective: on February 9, 1998, pur-suant to paragraph (b) of Rule 485.

  Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

  We have elected to register an indefinite number of securities under the Se-curities Act of 1933 pursuant to Rule 24f-2 of the Investment Company Act of 1940. We filed our Rule 24f-2 notice for its fiscal year ended October 31, 1997, with the Commission on January 29, 1998.

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

                          VANGUARD EXPLORER FUND, INC.

                             CROSS REFERENCE SHEET


  FORM N-1A
 ITEM NUMBER                                        LOCATION IN PROSPECTUS
  Item 1.    Cover Page............................ Cover Page

  Item 2.    Synopsis.............................. Fund Expenses

  Item 3.    Condensed Financial Information....... Financial Highlights; Yield
                                                    and Total Return Disclosure

  Item 4.    General Description of Registrant..... Investment Strategies;
                                                    Investment Policies;
                                                    General Information; Who
                                                    Should Invest; Investment
                                                    Limitations; Implementation
                                                    of Policies; Investment
                                                    Performance

  Item 5.    Management of the Fund................ Management of the Fund; The
                                                    Fund and Vanguard; The
                                                    Fund's Investment Adviser

  Item 5A.   Management's Discussion of Fund
             Performance........................... Herein incorporated by reference to Registrant's
                                                    Annual Report to
                                                    Shareholders dated October
                                                    31, 1997 filed with the
                                                    Securities & Exchange
                                                    Commission's EDGAR system
                                                    on December 22, 1997

  Item 6.    Capital Stocks and Other Securities... Investing with Vanguard;
                                                    Buying Shares; Redeeming
                                                    Shares; The Share Price;
                                                    Dividends, Capital Gains
                                                    and Taxes; General
                                                    Information

  Item 7.    Purchase of Securities Being Offered.. Cover Page; Investing with
                                                    Vanguard; Buying Shares

  Item 8.    Redemption or Repurchase.............. Redeeming Your Shares

  Item 9.    Pending Legal Proceedings............. Not Applicable

  FORM N-1A                                         LOCATION IN STATEMENT
 ITEM NUMBER                                        OF ADDITIONAL INFORMATION
  Item 10.   Cover Page............................ Cover Page

  Item 11.   Table of Contents..................... Cover Page

  Item 12.   General Information and History....... Investment Objective and
                                                    Policies

  Item 13.   Investment Objectives and Policies.... Investment Objective and
                                                    Policies; Investment
                                                    Limitations

  Item 14.   Management of the Registrant.......... Investment Advisory
                                                    Services; Directors and
                                                    Officers

  Item 15.   Control Persons and Principal Holders
             of Securities......................... Not Applicable

  Item 16.   Investment Advisory and Other
             Services.............................. Investment Advisory
                                                    Services

  Item 17.   Brokerage Allocation.................. Portfolio Transactions

  Item 18.   Capital Stock and Other Securities.... Financial Statements

  Item 19.   Purchase, Redemption and Pricing of
             Securities Being Offered.............. Purchase of Shares;
                                                    Redemption of Shares;
                                                    Financial Statements

  Item 20.   Tax Status............................ Not Applicable

  Item 21.   Underwriters.......................... Not Applicable

  Item 22.   Calculations of Performance Data...... Yield and Total Return

  Item 23.   Financial Statements.................. Financial Statements


     Vanguard
     Explorer Fund
     Prospectus
     February 9, 1998

     ------------------------

     This prospectus contains
     financial data for the
     Fund through the
     fiscal year ended
     October 31, 1997.

     [ARTWORK OF SHIP APPEARS HERE]

     A member of
     THE Vanguard GROUP(R)

     Vanguard Explorer Fund                    A Small-Company Stock Mutual Fund

     Contents

     Fund Profile             1

     Fund Expenses            2

     Financial Highlights     3

     A Word About Risk        4

     The Fund's Objective     4

     Who Should Invest        4

     Investment Strategy      5

     Investment Policies      8

     Investment Limitations   9

     Investment Performance   9

     Share Price             10

     Dividends, Capital
     Gains, and Taxes        11

     The Fund and
     Vanguard                12

     Investment Advisers     12

     General Information     14

     Investing
     with Vanguard           15

     Services and
     Account Features        15

     Types of Accounts       16

     Distribution Options    17

     Buying Shares           17

     Redeeming Shares        19

     Transferring
     Registration            21

     Fund and Account
     Updates                 22

     Prospectus Postscript   23

     Risk Quiz               24

     Glossary Inside Back Cover



     Investment Objective and Policies

     Vanguard Explorer Fund, Inc. (the "Fund") is an open-end, diversified investment company, or mutual fund.

       The Fund seeks to provide long-term capital growth by investing mainly in the equity securities of small companies. (That is, the median market value of companies' outstanding shares will be up to $1 billion.) These companies tend to be unseasoned but are considered by the Fund's advisers to have superior growth potential.

       It is important to note that the Fund's shares are not guaranteed or insured by the FDIC or any other agency of the U.S. government. As with any investment in common stocks, which are subject to wide fluctuations in market value, you could lose money by investing in the Fund.

     Fees and Expenses
     Vanguard Explorer Fund is offered on a no-load basis, which means that you pay no sales commissions or 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management, administrative, and distribution services, which are included in the Fund's expense ratio.

     Additional Information About the Fund
     A Statement of Additional Information (dated February 9, 1998) containing more information about the Fund is, by reference, part of this prospectus and may be obtained without charge by writing to Vanguard, calling our Investor Information Department at 1-800-662-7447, or visiting the Securities and Exchange Commission's website (www.sec.gov).

     Why Reading This Prospectus Is Important
     This prospectus explains the objective, risks, and strategy of Vanguard Explorer Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk" explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for you. We suggest that you keep it for future reference.



     These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund Profile                                           Vanguard Explorer Fund

Who Should Invest (page 4)

[] Investors seeking a small-company stock mutual fund as part of a balanced and diversified investment program.
[] Investors seeking growth of their capital over the long term--at least five years or longer.

Who Should Not Invest

[] Investors unwilling to accept significant, sometimes sharp, fluctuations in share price.
[] Investors seeking dividend income.

Risks of the Fund (pages 4-8)

The Fund's total return will fluctuate within a wide range, so an investor could lose money over short or even extended periods. The Fund is also subject to manager risk (the chance that poor security selection will cause it to lag the stock market as a whole) and, as a small-company stock fund, objective risk (the chance that returns from stocks of small or emerging companies will trail returns from the overall stock market). The Fund can also invest a portion of its assets in foreign securities; for more on the risks of international investing, see page 8.

Dividends and Capital Gains (page 11)
Paid annually in December.

Investment Advisers (page 12)
The Fund employs a multiadviser approach:

[] Granahan Investment Management, Inc., Waltham, Mass.
[] Wellington Management Company, LLP, Boston, Mass.
[] Chartwell Investment Partners, Berwyn, Pa.
[] Vanguard Core Management Group, Valley Forge, Pa.

Inception Date: December 11, 1967

Net Assets as of 10/31/1997: $2.5 billion

Fund's Expense Ratio for the Period Ended 10/31/1997: 0.62%

Loads, 12b-1 Marketing Fees: None

Suitable for IRAs: Yes

Minimum Initial Investment: $3,000; $1,000 for IRAs and custodial accounts for minors

Newspaper Abbreviation: Explr

Vanguard Fund Number: 024

Cusip Number: 921926101

Quotron Symbol: VEXPX.Q

Account Features (page 15)

[] Telephone Redemption
[] Vanguard Direct Deposit Service(TM)
[] Vanguard Automatic Exchange Services(SM)
[] Vanguard Fund Express(R)
[] Vanguard Dividend Express(SM)

Average Annual Total Returns--
Periods Ended October 31, 1997

                        1 Year     5 Years   10 Years
                        -----------------------------
Explorer Fund            18.9%     16.1%      15.7%
Small Company Growth
 Fund Stock Index*       29.3      18.7       15.9

Quarterly Returns (%) 1987-1997 (intended to show volatility of returns)

                            [BAR GRAPH APPEARS HERE]

* Russell 2000 Index from 1987 through July 1997; Small Company Growth Fund Stock Index thereafter.

In evaluating past performance, remember that it is not indicative of future performance and that returns from stocks before adjusting for inflation were relatively high during the periods shown. Performance figures include the reinvestment of any dividend and capital gains distributions. The returns are net of expenses, but they do not reflect income taxes an investor would have incurred. Note, too, that both the return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. And, finally, you should be aware that the Fund made investment adviser changes in 1990 and 1997. See page 10 for details.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------
                            The Costs of Investing

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund plus any transaction costs associated with buying, selling, or exchanging shares. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in fund expenses can, over time, have a dramatic impact on a fund's performance.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------
                                 Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Explorer Fund's expense ratio in fiscal year 1997 was 0.62%, or $6.20 per $1,000 of average net assets. The average small-company growth equity mutual fund had expenses in 1996 of 1.48%, or $14.80 per $1,000 of average net assets, according to Lipper Analytical Services, which reports on the mutual fund industry.

Fund Expenses

The examples below are designed to help you understand the various costs you would bear, directly or indirectly, as an investor in the Fund.

  As noted in this table, you do not pay fees of any kind when you buy, sell, or exchange shares of the Fund:

Shareholder Transaction Expenses
Sales Load Imposed on Purchases:                                            None
Sales Load Imposed on Reinvested Dividends:                                 None
Redemption Fees:                                                            None
Exchange Fees:                                                              None

  The next table illustrates the operating expenses that you would incur as a shareholder of the Fund. These expenses are deducted from the Fund's income before it is paid to you. Expenses include investment advisory fees as well as the costs of administering the Fund, maintaining accounts, providing shareholder services, and other activities. The expenses shown in the table are based upon those incurred in the fiscal year ended October 31, 1997.


Annual Fund Operating Expenses
Management and Administrative Expenses:                                    0.38%
Investment Advisory Expenses:                                              0.20%
12b-1 Marketing Fees:                                                       None
Other Expenses
   Marketing and Distribution Costs:                         0.02%
   Miscellaneous Expenses (e.g., Taxes, Auditing):           0.02%
                                                             -----
Total Other Expenses:                                                      0.04%
                                                                           -----
   Total Operating Expenses (Expense Ratio):                               0.62%
                                                                           =====


  The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds by illustrating the hypothetical expenses that you would incur on a $1,000 investment over various periods. The example assumes that (1) the Fund provides a return of 5% a year and (2) you redeem your investment at the end of each period.

            ----------------------------------------------------
             1 Year       3 Years       5 Years        10 Years
               $6           $20           $35            $77
            ----------------------------------------------------

This example should not be considered a representation of actual expenses or performance from the past or for the future, which may be higher or lower than those shown.

Financial Highlights

The following financial highlights table shows the results for a share outstanding of the Fund for each of the last ten years ended October 31. The financial statements that include these financial highlights, insofar as they relate to each of the five years in the period ended October 31, 1997, were audited by Price Waterhouse LLP, independent accountants. You should read these financial highlights in conjunction with the Fund's financial statements and accompanying notes, which appear, along with the audit report from Price Waterhouse, in the Fund's most recent annual report to shareholders. The report is incorporated by reference in the Statement of Additional Information and in this prospectus, and contains a more complete discussion of the Fund's performance. You may have the report sent to you without charge by writing to Vanguard or by calling our Investor Information Department.

-------------------------------------------------------------------------------------------------------------------
                                                                Year Ended October 31,
                                    -------------------------------------------------------------------------------
                                     1997    1996    1995    1994    1993    1992    1991    1990    1989    1988
-------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period               $55.44  $51.05  $45.99  $49.37  $41.23  $36.75  $22.62  $30.76  $29.64  $25.06
                                    -------------------------------------------------------------------------------
Investment Operations
  Net Investment Income               0.26    0.26    0.24    0.16    0.14    0.15    0.26    0.31    0.39    0.27
  Net Realized and Unrealized
    Gain (Loss) on Investments        9.71    8.37    7.25    1.77    8.91    4.59   14.21   (7.07)   2.64    6.38
                                    -------------------------------------------------------------------------------
    Total from Investment
     Operations                       9.97    8.63    7.49    1.93    9.05    4.74   14.47   (6.76)   3.03    6.65
-------------------------------------------------------------------------------------------------------------------
Distributions
  Dividends from Net
    Investment Income                (0.27)  (0.24)  (0.17)  (0.14)  (0.13)  (0.26)  (0.34)  (0.37)  (0.32)  (0.11)
  Distributions from Realized
    Capital Gains                    (2.83)  (4.00)  (2.26)  (5.17)  (0.78)     --      --   (1.01)  (1.59)  (1.96)
                                    -------------------------------------------------------------------------------
    Total Distributions              (3.10)  (4.24)  (2.43)  (5.31)  (0.91)  (0.26)  (0.34)  (1.38)  (1.91)  (2.07)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period      $62.31  $55.44  $51.05  $45.99  $49.37  $41.23  $36.75  $22.62  $30.76  $29.64
===================================================================================================================
Total Return                         18.93%  17.97%  17.46%  4.49%   22.28%  12.95%  64.64% -22.92%  10.95%  28.73%
===================================================================================================================
Ratios/Supplemental Data
Net Assets, End of
  Period (Millions)                 $2,550  $2,186  $1,476  $1,112    $802    $519    $381    $207    $270    $266
Ratio of Total Expenses to Average
  Net Assets                          0.62%   0.63%   0.68%   0.70%   0.73%   0.69%   0.56%   0.67%   0.58%   0.65%
Ratio of Net Investment Income to
  Average Net Assets                  0.45%   0.51%   0.52%   0.39%   0.32%   0.38%   0.85%   1.11%   1.24%   0.99%
Portfolio Turnover Rate                 84%     51%     66%     82%     51%     43%     49%     46%     16%     28%
Average Commission Rate Paid        $.0434  $.0424      N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A
-------------------------------------------------------------------------------------------------------------------

From time to time, the Vanguard funds advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation. Neither yield nor total return should be used to predict the future performance of a fund.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------
                          How to Read the Financial
                               Highlights Table

The Fund began fiscal 1997 with a net asset value (price) of $55.44 per share. During the year, the Fund earned $0.26 per share from investment income (interest and dividends) and $9.71 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them. Of those total earnings of $9.97 per share, $3.10 was returned to shareholders in the form of distributions ($0.27 in dividends, $2.83 in capital gains). The earnings ($9.97 per share) less distributions ($3.10 per share) resulted in a share price of $62.31 at October 31, 1997, an increase of $6.87 per share (from $55.44 at the beginning of the period to $62.31 at the end of the period). Assuming that the shareholder had reinvested the distribution in the purchase of more shares, the total return from the Fund was 18.93% for the year.

As of October 31, 1997, the Fund had $2.5 billion in net assets; an expense ratio of 0.62% ($6.20 per $1,000 of net assets); and net investment income amounting to 0.45% of its average net assets. It sold and replaced securities valued at 84% of its average net assets.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------
                               Growth Funds and
                                 Value Funds

Growth investing and value investing are two styles employed by stock fund managers. Growth funds generally focus on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Value funds generally emphasize companies that, considering their assets and earnings history, are attractively priced; these companies often pay regular dividend income to shareholders. Growth and value stocks have, in the past, produced similar long-term returns, though each has had periods when it outperformed the other. In general, growth funds appeal to investors who will accept more volatility in hopes of a greater increase in share price or who prefer a higher portion of the fund's returns to come as capital gains (which may be taxed at lower rates than dividend income). Value funds are appropriate for investors who want some dividend income and the potential for capital gains but are less tolerant of share-price fluctuations.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------
                         Investing for the Long Term

Vanguard Explorer Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term fluctuations in the stock market.

================================================================================

A Word About Risk

This prospectus describes the risks you would face as an investor in Vanguard Explorer Fund. It is important to keep in mind one of the main axioms of investing: the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. However, as you consider an investment in Vanguard Explorer Fund, you should take into account your personal tolerance for the daily fluctuations of the stock market.

  Look for this "warning flag" symbol [ARTWORK OF FLAG APPEARS HERE] throughout the prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder of the Fund, would confront.

The Fund's Objective

Vanguard Explorer Fund seeks to provide long-term growth of capital. This objective is fundamental, which means that it cannot be changed unless a majority of shareholders vote to do so.

[ARTWORK OF    Because of the several types of risk described on the following
FLAG APPEARS   pages, your investment in the Fund, as with any investment in
HERE]          common stocks, could lose money.


Who Should Invest

The Fund may be a suitable investment for you if:
[] You wish to add a small-company stock fund to your existing holdings, which could include other stock--as well as bond, money market, and tax-exempt-- investments.
[] You are seeking maximum growth of capital over the long term--five years or longer.
[] You are looking for a fund that focuses on small and/or emerging companies.
[] You are not looking for dividend income.
[] You characterize yourself as "aggressive."

   This Fund is not an appropriate investment if you are a market-timer. Investors who engage in excessive in-and-out trading activity generate additional costs that are borne by all of the Fund's shareholders. To minimize such costs, which reduce the ultimate returns achieved by you and other shareholders, the Fund has adopted the following policies:

[] The Fund reserves the right to reject any purchase request-- including exchanges from other Vanguard funds--that it regards as disruptive to the efficient management of the Fund. This could be because of the timing of the investment or because of a history of excessive trading by the investor.

[] There is a limit on the number of times you can exchange into or out of the Fund (see "Redeeming Shares" in the Investing with Vanguard section).

[] The Fund reserves the right to stop offering shares at any time.

Investment Strategy

This section explains how Vanguard Explorer Fund's investment advisers pursue the objective of long-term capital growth. It also explains several important risks faced by investors in the Fund. Unlike the Fund's investment objective, the investment strategy is not fundamental and can be changed by the Fund's Board of Directors without shareholder approval. However, before making any important change in its strategy, the Fund will give shareholders 30 days' notice in writing.

Market Exposure

The Fund invests chiefly in the common stock of small-capitalization companies that offer strong growth potential with little or no dividend income. At times, the Fund may also invest in securities that are convertible into common stock.

[ARTWORK OF     The Fund is subject to market risk, which is the possibility
FLAG APPEARS    that stock prices overall will decline over short or even
HERE]           extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

  To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns (dividend income plus change in market value) for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Composite Stock Price Index, a widely used barometer of stock market activity. Note that the returns shown do not include the costs of buying and selling stocks or any other expenses that a real-world investment portfolio would incur. Note, also, how the gap between the best and worst returns tends to narrow over the long term.

---------------------------------------------------------------
                U.S. Stock Market Returns (1926-1997)
---------------------------------------------------------------
          1 Year        5 Years        10 Years       20 Years
---------------------------------------------------------------
Best       53.9%         23.9%           20.1%          16.9%
Worst     -43.3         -12.5            -0.9            3.1
Average    13.0          10.5            10.9           10.9

  The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1997. For example, while the average return on stocks for all of the 5-year periods was 10.5%, returns for these 5-year periods ranged from a -12.5% average (from 1928 through 1932),

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------
                           Costs and Market-Timing

Some investors try to profit from "market-timing"--switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who did not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, limiting the number of exchanges it permits.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                           Large-Cap, Mid-Cap, and
                               Small-Cap Stocks

Stocks of publicly traded companies--and mutual funds that hold these stocks--can be classified by the companies' market value, or capitalization. Vanguard defines large-capitalization, or large-cap, funds as those holding stocks of companies with an average total market value of their outstanding shares exceeding $7.5 billion. Mid-cap funds hold stocks of companies with an average market value between $1 billion and $7.5 billion. Small-cap funds hold stocks of companies with an average market value of less than $1 billion. Historically, large-cap funds have exhibited lower volatility than mid-cap and small-cap funds.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                          Portfolio Diversification

In general, the more diversified a fund's portfolio of stocks, the less likely that a specific stock's poor performance will hurt the fund. One measure of a fund's level of diversification is the percentage of total net assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 30% of its assets invested in its ten largest holdings, while some less diversified mutual funds have more than 50% of their assets invested in the stocks of just ten companies.

to 23.9% (from 1950 through 1954). These average returns reflect past performance on common stocks and should not be regarded as an indication of future returns from either the stock market as a whole or this Fund in particular.

  Keep in mind that Vanguard Explorer Fund focuses on the stocks of smaller companies. Small-cap stocks have historically been more volatile than--and at times have performed quite differently from--the large-cap stocks found in the S&P 500 Index. This is due to several factors, including less-certain growth and dividend prospects for smaller companies. For these reasons and because Vanguard Explorer Fund does not hold the same securities held in the S&P 500 Index or any other market index, the performance of the Fund will not mirror the returns of any particular index.

[ARTWORK OF FLAG APPEARS HERE]
    The Fund is subject to objective risk, which is the possibility that the returns from stocks of small companies will trail returns from the overall stock market. As a group, these stocks tend to go through cycles of outperformance and underperformance in comparison to common stocks in general. These cycles have, in the past, lasted for as long as several years.

Security Selection

Explorer Fund uses four investment advisers, each of whom independently chooses and maintains a portfolio of common stocks for the Fund. Each adviser is responsible for investing a specific percentage of the Fund's assets. Before the Fund makes a significant change in an adviser's percentage, shareholders will receive 30 days' notice, in writing.

  The four advisers employ active investment management methods, which means securities are bought and sold according to the advisers' judgments about companies and their financial prospects, and about the stock market and the economy in general.

  Each uses somewhat different processes to select securities for its portion of the Fund; however, each is committed to buying stocks of small companies that, in the adviser's opinion, have strong growth potential.

  Granahan Investment Management, Inc. (Granahan), which is expected to be responsible for roughly 45% of the Fund's assets, groups its securities into three categories as part of its selection process. The first category, Core Growth (which makes up 50% to 75% of Granahan's portion of the Fund's assets), emphasizes companies that produce a well-known or established product and, as a result, have a proven record of growth and a strong market position. The second category, Pioneers (10% to 25%), comprises companies that offer unique products or technologies that may lead to new products or expansion into new markets; these stocks are chosen based on Granahan's estimate of the company's growth potential compared to its market value. Finally, companies in the

Special Value category (10% to 25%) do not have exceptional records of past growth, but are undervalued in the general marketplace; Granahan emphasizes those companies with expectations of future growth over a period of several years.

  Wellington Management Company, LLP (WMC), which is expected to be responsible for approximately 30% of the Fund's assets, uses research and analysis on individual companies to select stocks that it feels have exceptional growth potential relative to their valuation in the marketplace.

  WMC constructs its portfolio on a stock-by-stock basis, and continually monitors developments at its portfolio companies for comparison to WMC's expectations for growth. To help protect against risk, the portfolio is broadly diversified by number of stocks and by exposure to a range of industries.

  Chartwell Investment Partners (Chartwell), which is expected to be responsible for approximately 10% of the Fund's assets, uses a research-driven and valuation-sensitive process to select stocks that it feels have exceptional growth potential.

  Chartwell constructs its portfolio on a stock-by-stock basis and employs quantitative monitoring techniques to constantly evaluate the portfolio's holdings.

  The remaining adviser, Vanguard Core Management Group, employs a "quantitative" investment approach. In other words, it uses computer techniques to select a sampling of stocks that, as a group, are expected to have returns and investment characteristics similar to a specific market standard. For Explorer Fund, this market standard is the Small Company Growth Fund Stock Index, which is made up of stocks held by the nation's 25 largest small-company mutual funds. Core Management Group is expected to be responsible for about 10% of the Fund's assets.

  The balance of Vanguard Explorer Fund's assets (about 5%) is held in cash reserves, also managed by Vanguard. Vanguard may invest the Fund's cash reserves in stock futures. This strategy is intended to keep the Fund more fully invested in common stocks while retaining cash on hand to meet liquidity needs. See pages 8 and 9 for more details on the Fund's policy on futures.

  The top ten holdings (which amounted to 8.8% of the Fund's total net assets) as of October 31, 1997, follow:

   1. Sofamor/Danek Group, Inc.
   2. Air Express International Corp.
   3. Interra Financial, Inc.
   4. Valmont Industries, Inc.
   5. Investment Technology Group, Inc.
   6. Sybron International Corp.
   7. Structural Dynamics Research Corp.
   8. Noble Drilling Corp.
   9. MedPartners, Inc.
  10. Boole & Babbage Inc.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                              Portfolio Turnover

Before investing in a mutual fund, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high portfolio turnover rates may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income. The average annual turnover rate for all domestic stock funds is approximately 80%.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                                 The Risks of
                           International Investing

Because foreign stock markets operate differently from the U.S. market, Americans investing abroad will encounter risks not typically associated with U.S. companies. For instance, foreign companies are not subject to the same accounting, auditing, and financial reporting standards and practices as U.S. companies; and their stock may not be as liquid as the stock of similar U.S. companies. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than in the U.S.
These factors, among others, could negatively impact the returns Americans receive from a foreign investment. For more information about foreign investment risk, see the Statement of Additional Information.

  Keep in mind that, because the makeup of the Fund changes daily, this listing is only a "snapshot" at one point in time.

[ARTWORK OF FLAG APPEARS HERE]
    The Fund is subject to manager risk, which is the possibility that the advisers may do a poor job of selecting stocks.

Portfolio Turnover

Although the Fund generally seeks to invest for the long term, it retains the right to sell securities regardless of how long they have been held. The Fund's average annual turnover rate for the past ten years has been about 52%. (A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its total net assets within a one-year period.)


Investment Policies

Besides investing in stocks of small or emerging companies, Vanguard Explorer Fund may follow a number of investment policies to achieve its objective.

  The Fund may invest as much as 20% of its assets in foreign securities. These securities can be traded in either U.S. or foreign markets.

[ARTWORK OF FLAG APPEARS HERE]
    Because of its foreign investments, the Fund is subject to country risk and currency risk. Country risk is the possibility that political events (such as a war), financial problems (such as government default), or natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money. Currency risk is the possibility that a "stronger" U.S. dollar will reduce returns for Americans investing overseas. Generally, when the dollar rises in value against a foreign currency, your investment in that country loses value because its currency is worth fewer U.S. dollars.

  The Fund may invest up to 15% of its assets in restricted securities with limited marketability or other illiquid securities.

  The Fund may also invest in derivatives.

[ARTWORK OF FLAG APPEARS HERE]
    The Fund reserves the right to invest, to a limited extent, in stock futures and options contracts, which are traditional types of derivatives.

  Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a portfolio. The Fund will not use futures and options for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. Rather, the Fund will keep separate cash reserves or other liquid portfolio securities in the amount of the obligation underlying the futures or options contract. Only a limited percentage of the Fund's assets--5%--may be applied toward the deposits required on futures contracts, and the value of all futures contracts in which the Fund acquires an interest cannot exceed 20% of the Fund's total assets.

   The reasons for which the Fund will invest in futures and options are:

[] To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

[] To reduce the Fund's transaction costs by buying futures instead of actual stocks.

[] To add value to the Fund by buying futures instead of actual stocks when futures are cheaper.

   The Fund will usually hold only a small percentage of its assets in cash reserves, although if an investment adviser believes that market conditions warrant a temporary defensive measure, the Fund may hold cash reserves without limit.


Investment Limitations

The Fund has adopted limitations on some of its investment policies. Some of these limitations are that the Fund will not:

[] Invest more than 25% of its assets in any one industry.

[] Borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of its assets. Whenever the Fund's outstanding borrowing is more than 5% of its assets, it will stop making investments.

   With respect to 75% of its assets, the Fund will not:

[] Invest more than 5% in the securities of any one company.

[] Buy more than 10% of the outstanding voting shares of any company.

   A complete list of the Portfolio's investment limitations can be found in the Statement of Additional Information. These limitations are fundamental and may be changed only by approval of a majority of the Fund's shareholders.


Investment Performance

Vanguard Explorer Fund invests primarily in common stocks, so its performance is closely correlated to the overall stock market. Historically, performance of the stock markets, both foreign and domestic, has been characterized by sharp up-and-down swings in the short term and by more stable growth over the long term.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                                 Derivatives

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new, exotic types of derivatives--some of which can carry considerable risks.



                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                                Cash Reserves

With mutual funds, holding cash reserves--or "cash"--does not mean literally that the fund holds a stack of currency. Rather, cash reserves also refer to short-term, interest-bearing securities that can easily and quickly be converted to cash, as described in the prospectus glossary. (Most mutual funds hold at least a small percentage of assets in cash to accommodate shareholder redemptions.) While some equity funds strive to keep cash levels at a minimum and to always remain fully invested in stocks, other equity funds allow investment advisers to hold up to 20% or more of a fund's assets in cash reserves.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                               Past Performance

Whenever you see information on a fund's performance, do not consider the figures to be an indication of the performance you could expect by making an investment in the fund today. The past is an imperfect guide to the future; history does not repeat itself in neat, predictable patterns.

--------------------------------------------------------------------------------
                          Average Annual Total Returns
                       For Periods Ended October 31, 1997
--------------------------------------------------------------------------------

                            [BAR GRAPH APPEARS HERE]

                                             1 year        3 years        5 years      10 years
------------------------------------------------------------------------------------------------
Explorer Fund                                18.9%          18.1%          16.1%         15.7%
Small Company Growth Fund Stock Index*       29.3%          21.3%          18.7%         15.9%

--------------------------------------------------------------------------------
* Russell 2000 Index from 1987 through July 1997; Small Company Growth Fund Stock Index thereafter.

  The results shown above represent the Fund's "average annual total return" performance, which assumes that any distributions of capital gains and dividends were reinvested for the indicated periods. Also included is comparative information on the unmanaged Small Company Growth Fund Stock Index, a benchmark of small-capitalization stocks. The chart does not make any allowances for federal, state, or local income taxes that shareholders must pay on a current basis.

  In weighing these performance figures, note that the Fund has been in operation since December 11, 1967, and that Wellington Management Company, LLP, was the sole investment adviser for the Fund until February 28, 1990, when the Fund and Vanguard Explorer II (a Granahan-managed fund with the same objective) merged. Chartwell Investment Partners and Vanguard Core Management Group were added as advisers on August 1, 1997.


Share Price

The Fund's share price, called its net asset value, is calculated each business day after the close of trading (generally 4 p.m. Eastern time) on the New York Stock Exchange. Net asset value per share is calculated by adding up the total assets of the Fund, subtracting all of its liabilities, or debts, and then dividing by the number of Fund shares outstanding:

                       Total Assets   -   Liabilities
  Net Asset Value = --------------------------------------
                        Number of Shares Outstanding

  The daily net asset value, or NAV, is useful to you as a share-holder because the NAV, multiplied by the number of Fund shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.

  To help determine its daily share price, the Fund calculates the value of its foreign securities, if any, in U.S. dollars. The Fund uses the daily exchange rate employed by Morgan Stanley Capital

International in the calculation of its own indexes. If Morgan Stanley's exchange rate is not available, the Fund uses a rate according to policies set by its Board of Directors.

  The Fund's share price can be found in the mutual fund listings of most major newspapers under the heading "Vanguard Funds." Different newspapers use different abbreviations of the Fund's name, but the most common is Explr.

Dividends, Capital Gains, and Taxes

Each December, the Fund distributes to shareholders virtually all of its income from interest and dividends, as well as any capital gains realized from the sale of securities. In addition, the Fund may occasionally be required to make supplemental dividend or capital gains distributions at other times during the year.

  You can choose to receive your distributions of income and capital gains (or of income alone) in cash, or you can have them automatically reinvested in more shares of the Fund. In either case, these distributions are taxable to you. It is important to note that distributions of dividends and capital gains that are declared in December--if paid to you by the end of January--are taxed as if they had been paid to you in December. Each year Vanguard will send you a statement showing the tax status of all your distributions.

[] The dividends and short-term capital gains that you receive are taxable to you as ordinary dividend income. Any distributions of net long-term capital gains are taxable to you as long-term capital gains, no matter how long you've owned shares in the Fund. Long-term gains may be taxed at different rates, depending on how long the Fund held the securities. Although the Fund does not seek to realize any particular amount of capital gains during a year, such gains are realized from time to time as by-products of its ordinary investment activities. Consequently, distributions may vary considerably from year to year.
[] If you sell or exchange shares, any gain or loss you have is a taxable event, which means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
[] Distributions of dividends or capital gains, and capital gains or losses from your sale or exchange of Fund shares, may be subject to state and local income taxes as well.

   The tax information in this prospectus is provided as general information and will not apply to you if you are investing in a tax-deferred account such as an IRA. You should consult your tax adviser about the tax consequences of an investment in the Fund.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------
                                Distributions

As a shareholder, you are entitled to your share of a fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or capital gains distribution. Income dividends come from the dividends that a fund earns from its holdings as well as interest it receives from money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. The capital gains are either short-term or long-term depending on whether the fund held the securities for less than or more than one year.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------
                              "Buying a Dividend"

Unless you are investing in a tax-deferred retirement account (such as an IRA), it is not to your advantage to buy shares of a fund shortly before it makes a distribution, because part of your investment will come back to you as a taxable distribution. This is known as "buying a dividend." For example: on December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price would drop to $19 (not counting market change). You would still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you would owe tax on the $250 distribution you received, even if you had reinvested it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------
                              Vanguard's Unique
                             Corporate Structure

The Vanguard Group, Inc., is the only mutual mutual fund company. It is owned jointly by the funds it oversees and by the shareholders in those funds. Other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who bought the management company's publicly traded stock. Because of its structure, Vanguard operates its funds at cost. Instead of distributing profits from operations to a separate managing company, Vanguard returns profits to fund shareholders in the form of lower operating expenses.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------
                             The Fund's Advisers

The individuals primarily responsible for Vanguard Explorer Fund are:

  John J. Granahan, CFA, Founder and President of Granahan Investment Management, Inc.; 35 years of investment experience (18 years with Granahan and 17 years with WMC); B.S., St. Joseph's University; Graduate Fellow of Catholic University of America.

  Kenneth L. Abrams, Senior Vice President of Wellington Management Company, LLP; 12 years of investment experience (all with WMC); B.A. and M.B.A., Stanford University.

  Edward N. Antoian, CFA, Partner and one of the founders of Chartwell Investment Partners; 18 years of investment experience; B.S., State University of New York; M.B.A., University of Pennsylvania.

  George U. Sauter, Managing Director of Vanguard; 13 years of investment experience, 11 years of primary responsibility for Vanguard Core Management Group; A.B., Dartmouth College; M.B.A., University of Chicago.

The Fund and Vanguard

Vanguard Explorer Fund is a member of The Vanguard Group, a family of more than 30 investment companies with more than 95 distinct investment portfolios and total net assets of more than $320 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

  Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 marketing fees, each fund pays its allocated share of The Vanguard Group's costs.

  A list of the Fund's Directors and officers, and their present positions and principal occupations during the past five years, can be found in the Statement of Additional Information.

Investment Advisers

The Fund uses four investment advisers who independently manage a percentage of the Fund's assets subject to the control of the officers and Directors of the Fund. Note that two of the Fund's advisers (Chartwell and Vanguard Core Management Group) are new as of August 1, 1997. Following a transition period, the percentage of the Fund's assets managed by each of the four advisers should match the percentages stated on pages 6 and 7.

  Granahan Investment Management, Inc., 275 Wyman Street, Waltham, MA 02154, is an investment advisory firm specializing in small-company stock investments. Founded in 1985, Granahan currently manages about $1.5 billion in assets. As of September 30, 1997, Granahan managed approximately 48% of Vanguard Explorer Fund.

  Granahan is paid an advisory fee each quarter that is based on its portion's average month-end assets for the quarter.

               -------------------------------------
               Net Assets                  Basic Fee
               -------------------------------------
               First $500 million            0.30%
               Next $250 million             0.20
               Next $250 million             0.15
               Assets over $1 billion        0.10
               -------------------------------------

  Granahan's quarterly advisory fee may be increased or decreased based upon the total return performance of its portion of Explorer Fund compared to that of the Small Company Growth Fund Stock Index. This incentive/penalty fee will not be fully operable until August 1, 2000. Until that date, the incentive/penalty will be calculated using certain transition rules that are explained in the Statement of Additional Information.

  Wellington Management Company, LLP (WMC), 75 State Street, Boston, MA 02109, was founded in 1928. The investment advisory firm currently manages more than $169 billion in stock and bond portfolios, including 13 Vanguard funds. As of September 30, 1997, WMC managed approximately 30% of the Fund's assets.

  WMC is paid an advisory fee each quarter that is based on its portion's average month-end assets for the quarter.

               ------------------------------------
               Net Assets                 Basic Fee
               ------------------------------------
               First $500 million            0.25%
               Next $250 million             0.20
               Next $250 million             0.15
               Assets over $1 billion        0.10
               ------------------------------------

  WMC's quarterly advisory fee may be increased or decreased by as much as 50% based upon the total return performance of its portion of Explorer Fund compared to that of the Small Company Growth Fund Stock Index. This incentive/penalty fee will not be fully operable until August 1, 2000. Until that date, the incentive/penalty will be calculated using certain transition rules that are explained in the Statement of Additional Information.

  Chartwell Investment Partners, 1235 Westlakes Drive, Suite 330, Berwyn, PA 19312, was founded in 1997. The investment advisory firm currently manages about $1.1 billion in assets. Chartwell first began managing a portion of the Fund's assets on August 1, 1997.

  Chartwell is paid an advisory fee each quarter that is based on its portion's average month-end assets for the quarter.

               ------------------------------------
               Net Assets                    Rate
               ------------------------------------
               First $250 million            0.40%
               Next $250 million             0.30
               Over $500 million             0.20
               ------------------------------------

  Chartwell's quarterly advisory fee may be increased or decreased by as much as 20% based upon the total return performance of its portion of Explorer Fund compared to that of the Small Company Growth Fund Stock Index. This incentive/penalty fee will not be fully operable until August 1, 2000. Until that date, the incentive/penalty will be calculated using certain transition rules that are explained in the Statement of Additional Information.

  The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, first began managing a portion of the Fund's assets on August 1, 1997. Vanguard provides investment advisory services to the Fund on an at-cost basis. Vanguard Core Management Group serves as investment adviser to several Vanguard funds and as of September 30, 1997, managed more than $90 billion in total assets.

  For the fiscal year ended October 31, 1997, the net fee paid to Granahan was $2,290,014, after a decrease of

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------
                              The Small Company
                           Growth Fund Stock Index

The Small Company Growth Fund Stock Index is the benchmark that Vanguard Explorer Fund uses to evaluate the performance of its investment advisers. The compensation of the Fund's external advisers--Granahan, WMC, and Chartwell--can be either increased or decreased, depending on the results they have achieved compared with the Index. The Index is made up of the common stocks held by the 25 largest small-company stock mutual funds (as of October 31, 1997, this amounted to approximately 2,300 stocks). Morningstar maintains the Index especially for Explorer Fund.

$242,952 based on performance. For the fiscal year ended October 31, 1997, the net fee paid to WMC was $1,860,979, after a decrease of $89,408 based on performance. For the period August 1, 1997, to October 31, 1997, the total fee paid to Chartwell was $202,329. Note, however, that the fee schedules used to calculate these amounts were different than those described in the preceding paragraphs. The previous fee schedules used the Russell 2000 Index, rather than the Small Company Growth Fund Stock Index, as a performance benchmark.

  The advisers are authorized to choose brokers or dealers to handle the purchase and sale of the Fund's securities, and are directed to get the best available price and most favorable execution from these brokers with respect to all transactions. The advisers consider the full range and quality of brokerage services available when making these determinations. At times, the advisers may choose brokers who charge higher commissions in the interest of obtaining better execution of a transaction. If more than one broker can obtain the best available price and favorable execution of a transaction, then the advisers are authorized to choose a broker who, in addition to executing the transaction, will provide research services to the advisers or the Fund. However, the advisers will not pay higher commissions specifically for the purpose of obtaining research services. The Fund may direct the advisers to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.

  The Board of Directors may, without prior approval from shareholders, change the terms of the advisory agreements or hire a new investment adviser as either a replacement adviser or as an additional adviser. However, no such change would be made before giving shareholders 30 days' notice, in writing.

General Information

Vanguard Explorer Fund, Inc., is a corporation organized under the laws of the state of Maryland. Shareholders of the Fund have rights and privileges similar to those enjoyed by other corporate shareholders. For example, shareholders will not be responsible for any liabilities of the corporation. If any matters are to be voted on by shareholders (such as a change in a fundamental investment objective or the election of Directors), each share outstanding at that point would be entitled to one vote. Annual meetings will not be held by the Fund except as required by the Investment Company Act of 1940. A meeting will be scheduled to vote on the removal of a Director if the holders of at least 10% of the Fund's shares request a meeting in writing.

Investing with Vanguard

Are you looking for the most convenient way to open or add money to a Vanguard account? Obtain instant access to fund information? Establish an account for a minor child or for your retirement savings?

  Vanguard can help. Our goal is to make it easy and pleasant for you to do business with us.

  The following sections of the prospectus briefly explain the many services we offer you as a Vanguard Explorer Fund shareholder. Booklets providing detailed information are available on the services marked with a [ARTWORK OF BOOK APPEARS HERE]. Please call us to request copies.

Services and Account Features

Vanguard offers many services that make it convenient to buy, sell, or exchange shares.

-----------------------------------------------------------------------------------------------------------------
Telephone Redemptions              Automatically set up for this Fund unless you notify us otherwise.
(Sales and Exchanges)
-----------------------------------------------------------------------------------------------------------------
Vanguard Direct Deposit            Automatic method for depositing your paycheck or U.S.
Service                            government payment (including Social Security and government pension
[ARWORK OF BOOK APPEARS HERE]      checks) into your account.
-----------------------------------------------------------------------------------------------------------------
Vanguard Automatic Exchange        Automatic method for moving a fixed amount of money
Service                            from one Vanguard fund account to another.(*)
[ARWORK OF BOOK APPEARS HERE]
-----------------------------------------------------------------------------------------------------------------
Vanguard Fund Express              Electronic method for buying or selling shares. You can
[ARWORK OF BOOK APPEARS HERE]      transfer money between your Vanguard fund account and an account at your bank, savings and loan, or credit union on a systematic schedule or whenever you wish.(*)
-----------------------------------------------------------------------------------------------------------------
Vanguard Dividend Express          Electronic method for transferring dividend and/or
[ARWORK OF BOOK APPEARS HERE]      capital gains distributions directly from your Vanguard fund account to your bank, savings and loan, or credit union account.
-----------------------------------------------------------------------------------------------------------------
Vanguard Brokerage Services        A cost-effective way to trade stocks, bonds, and
(VBS)                              options on major exchanges, Nasdaq, and other domestic over-the-counter
[ARWORK OF BOOK APPEARS HERE]      markets at reduced rates, and to buy and sell shares of non-Vanguard mutual funds. Call VBS (1-800-992-8327) for additional information and the appropriate forms.
-----------------------------------------------------------------------------------------------------------------

*Can be used to "dollar-cost average" [ARTWORK OF BOOK APPEARS HERE] or to contribute to an IRA or other retirement plan.


++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+Investor Information 1-800-662-7447 [] Client Services 1-800-662-2739 []      +
+Tele-Account 1-800-662-6273                                                   +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

                   Investor Information   1-800-662-7447
                     Client Services   1-800-662-2739
                      Tele-Account   1-800-662-6273


Types of Accounts

Individual or Other Entity
Vanguard's account registration form can be used to establish a variety of nonretirement accounts.

---------------------------------------------------------------------------------------------------------
For One or More People            To open an account in the name of one (individual) or
                                  more (joint tenants) people. $3,000 minimum initial investment.
---------------------------------------------------------------------------------------------------------
For a Minor Child                 To open an account as an UGMA/UTMA (Uniform Gifts/Transfers
[ARTWORK OF BOOK APPEARS HERE]    to Minors Act). Age of majority and other requirements are set by state law. $1,000 minimum initial investment.
---------------------------------------------------------------------------------------------------------
For Holding Trust Assets          To invest assets held in an existing trust. $3,000 minimum initial
[ARTWORK OF BOOK APPEARS HERE]    investment.
---------------------------------------------------------------------------------------------------------
For Third-Party Trustee           To open an account as a retirement trust or plan based
Retirement Investments            on an existing corporate or institutional plan. These
(Vanguard is not the custodian    accounts are established by the custodian
or trustee.)                      or trustee of the existing plan. $1,000 minimum initial
                                  investment.
---------------------------------------------------------------------------------------------------------
For an Organization               To open an account as a corporation, partnership, or other entity.
                                  These accounts may require a corporate resolution or other documents to name the individuals authorized to act. $3,000 minimum initial investment.
---------------------------------------------------------------------------------------------------------

Retirement

You establish these accounts with a Vanguard adoption agreement--not a Vanguard account registration form. To request the appropriate adoption agreement and forms, or to ask questions about investing for retirement, call Investor Information.

---------------------------------------------------------------------------------------------------------
For an Individual Retirement       To open a retirement account in the name of an
Account (IRA)                      individual. IRAs can be established with a contribution, a direct
(Vanguard Fiduciary Trust          rollover from an employer's plan, such as a 401(k), or
Company is the custodian.)         an asset transfer or rollover from another financial
                                   institution, such as a bank or mutual fund company. $1,000 minimum initial investment.
---------------------------------------------------------------------------------------------------------
For a Simplified Employee          To open a retirement account in the name of an
Pension Plan Account (SEP-IRA)     employee. SEPs allow employers to make deductible
(Vanguard Fiduciary Trust          contributions directly to IRAs established by their
Company is the custodian.)         employees. A SEP can be established by people who are
1-800-823-7412                     self-employed, small-business owners, partnerships, or corporations.
Individual Retirement Plans
---------------------------------------------------------------------------------------------------------
For a Savings Incentive Match      To open a retirement account in the name of an
Plan for Employees Account         employee. Created as part of the Small Business Job
(SIMPLE IRA)                       Protection Act of 1996, SIMPLEs replace SAR-SEPs. SIMPLEs are
(Vanguard Fiduciary Trust          exclusively for employers that had 100 or fewer
Company is the custodian.)         employees in the most recent calendar year and that do
1-800-823-7412                     not maintain another employer-sponsored retirement plan. SIMPLEs
Individual Retirement Plans        can be established by people who are self-employed, small
                                   business owners, partnerships, or corporations.
                                   Salary reduction contributions may be made by the employee, with matching or nonmatching contributions from the employer.
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
For a Qualified Retirement         To open a retirement account that allows
Program Account                    small-business owners or people who are self-employed to make
(Vanguard Fiduciary Trust          tax-deductible retirement contributions for themselves
Company can be the trustee.)       and their employees into Profit-Sharing and
1-800-823-7412                     Money Purchase Pension (Keogh) plans.
Individual Retirement Plans
---------------------------------------------------------------------------------------------------------
For a 403(b)(7) Custodial Account  To open a retirement account that allows employees of tax-exempt
(Vanguard Fiduciary Trust          institutions (for example, schools or hospitals) to make pretax retire-
Company is the custodian.)         ment contributions.
1-800-823-7412
Individual Retirement Plans
---------------------------------------------------------------------------------------------------------


Distribution Options

You can receive distributions of dividends and/or capital gains in a number of ways:

---------------------------------------------------------------------------------------------------------
Reinvestment                       Dividends and capital gains are automatically reinvested in additional shares of the Fund unless you request a different distribution method.
---------------------------------------------------------------------------------------------------------
Dividends in Cash                  Dividends are paid by check and mailed to your account's address of record, and capital gains are reinvested in additional shares of the Fund.
---------------------------------------------------------------------------------------------------------
Capital Gains in Cash              Capital gains distributions are paid by check and mailed
                                   to your account's address of record, and dividends are reinvested in additional shares of the Fund.
---------------------------------------------------------------------------------------------------------
Dividends and Capital Gains        Both dividends and capital gains distributions are
in Cash                            paid by check and mailed to your account's address of record.
---------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
To electronically transfer cash dividends and/or capital gains to your bank, savings and loan, or credit union account, see Vanguard Dividend Express under "Services and Account Features."
------------------------------------------------------------------------------
-----------------------------------------------------------------------------
If you have elected to receive dividend and/or capital gains distributions in cash, but the Postal Service is unable to make delivery to your address of record, your distribution option will be changed to reinvestment. No interest will accrue on amounts represented by uncashed distribution checks.
-----------------------------------------------------------------------------

Buying Shares

You buy your shares at the Fund's next-determined net asset value after Vanguard receives your request, provided we receive your request before the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time). The Fund is offered on a no-load basis, meaning that you do not pay sales commissions or 12b-1 marketing fees.

---------------------------------------------------------------------------------------------------------
                         Open A New Account                       Add To An Existing Account
---------------------------------------------------------------------------------------------------------
Minimum Investment      $3,000 (regular account); $1,000        $100 by mail or exchange; $1,000
                        (IRAs and custodial accounts for        by wire.
                        minors).
---------------------------------------------------------------------------------------------------------

                     Investor Information   1-800-662-7447
                       Client Services   1-800-662-2739
                        Tele-Account   1-800-662-6273

                     Investor Information   1-800-662-7447
                       Client Services   1-800-662-2739
                        Tele-Account   1-800-662-6273


Buying Shares (continued)

                                   ---------------------------------------------------------------------------------------
                                   Open A New Account                      Add To An Existing Account
--------------------------------------------------------------------------------------------------------------------------
By Mail                            Complete and sign the application       Mail your check with an Invest-
[ARTWORK OF ENVELOPE APPEARS HERE] form.                                   By-Mail form detached from
First-class mail to:                                                       your confirmation statement to
The Vanguard Group                                                         the address listed on the form.
P.O. Box 2600
Valley Forge, PA 19482-2600        Make your check payable to:             Make your check payable to:
                                   The Vanguard Group-24                   The Vanguard Group-24

Express or Registered mail to:     All purchases must be made in           All purchases must be made in
The Vanguard Group                 U.S. dollars, and checks must be        U.S. dollars, and checks must be
455 Devon Park Drive               drawn on U.S. banks.                    drawn on U.S. banks.
Wayne, PA 19087-1815
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Important Note: To prevent check fraud, Vanguard will not accept checks made payable to third parties.
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
By Telephone                        Call Vanguard Tele-Account(*) 24       Call Vanguard Tele-Account(*)
[ARTWORK OF TELEPHONE APPEARS HERE] 24 hours a day--or Client Services     hours a day--or Client Services
1-800-662-6273                      during business hours--to exchange     during business hours--to exchange
Vanguard Tele-Account(R)            from another Vanguard fund             from another Vanguard fund
                                    account with the same registration     account with the same registration
1-800-662-2739                      (name, address, taxpayer               (name, address, taxpayer
Client Services                     I.D., and account type).               I.D., and account type).

                                                                           Use Vanguard Fund Express (see "Services and Account
                                                                           Features") to transfer assets from your bank account.
                                                                           Call Client Services before your first use to verify that

                                                                           this option is in place.

                                   (*)You must obtain a Personal Identification Number through Tele-Account at least seven days before you request your first exchange.
-------------------------------------------------------------------------------------------------------------------------
Important Note: Once a  telephone transaction has been approved by you and a confirmation number assigned, it cannot be revoked. We reserve the right to refuse any purchase.
-------------------------------------------------------------------------------------------------------------------------
By Wire                              Call Client Services to arrange       Call Client Services to arrange
[ARTWORK OF SOUND WAVE APPEARS HERE] your wire transaction.                your wire transaction.
Wire to:
CoreStates Bank, N.A.                Wire transactions are not available   Wire transactions are not available
ABA 031000011                        for retirement accounts, except for   for retirement accounts, except for
CoreStates No. 0101 9897             asset transfers and direct rollovers. asset transfers and direct rollovers.
[Temporary Account Number]
Vanguard Explorer Fund
[Account Registration]
Attention: Vanguard
-------------------------------------------------------------------------------------------------------------------------
Automatically                                  --                          Vanguard offers a variety of ways
[ARTWORK OF FLOW CIRCLE APPEARS HERE]                                      that you can add to your account
                                                                           automatically. See "Services and
                                                                           Account Features."
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
You can redeem (that is, sell or exchange) shares purchased by check or Vanguard Fund Express at any time. However, while your redemption request will be processed at the next-determined net asset value after it is received, your redemption proceeds will not be available until payment for your purchase is collected, which may take up to ten calendar days.

Important Note: If you buy Fund shares through a registered broker/dealer or investment adviser, the broker/ dealer or adviser may charge you a service fee.
--------------------------------------------------------------------------------

  It is important that you call Vanguard before you invest a large dollar amount by wire or check. We must consider the interests of all Fund shareholders and so reserve the right to delay or refuse any purchase that will disrupt the Fund's operation or performance.

Redeeming Shares

--------------------------------------------------------------------------------
Important Tax Note: Any sale or exchange of shares in a nonretirement account could result in a taxable gain or a loss.
--------------------------------------------------------------------------------
The ability to redeem (that is, sell or exchange) Fund shares by telephone is automatically established for your nonretirement account unless you tell us in writing that you do not want this option.

  To protect your account from unauthorized or fraudulent telephone instructions, Vanguard follows specific security procedures. When we receive a call requesting an account transaction, we require the caller to provide:

 [X] Fund name.
 [X] 10-digit account number.
 [X] Name and address exactly as registered on that account.
 [X] Social Security or employer identification number as registered on that account.
  If you call to sell shares, the sale proceeds will be made payable to you, as the registered shareholder, and mailed to your account's address of record.
  If we follow reasonable security procedures, neither the Fund nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone. We believe that these procedures are reasonable and that, if we follow them, you bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account.

How to Sell Shares
You may withdraw any part of your account, at any time, by selling shares. Sale proceeds are normally mailed within two business days after Vanguard receives your request. The sale price of your shares will be the Fund's next-determined net asset value after Vanguard receives all required documents in good order.
  Good order means that the request includes:
 [X] Fund name and account number.
 [X] Amount of the transaction (in dollars or shares).
 [X] Signatures of all owners exactly as registered on the account.
 [X] Signature guarantees (if required).
 [X] Any supporting legal documentation that may be required.
 [X] Any certificates you are holding for the account.
  Sales or exchange requests received after the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time) are processed at the next business day's net asset value.


                     Investor Information   1-800-662-7447
                       Client Services   1-800-662-2739
                        Tele-Account   1-800-662-6273

                    Investor Information   1-800-662-7447
                       Client Services   1-800-662-2739
                        Tele-Account   1-800-662-6273

Redeeming Shares (continued)

No interest will accrue on amounts represented by uncashed redemption checks. The Fund will not cancel any trade (e.g., purchase, redemption, or exchange) believed to be authentic once the trade request has been received in writing or by telephone.

  The Fund reserves the right to close any nonretirement or UGMA/UTMA account in which the balance falls below the minimum initial investment. The Fund will deduct a $10 annual fee in either June or December if your nonretirement account balance falls below $2,500 or if your UGMA/UTMA account balance falls below $500. The fee is waived if your total Vanguard account assets are $50,000 or more.

--------------------------------------------------------------------------------
Some written requests require a signature guarantee from a bank, broker, or other acceptable financial institution. A notary public cannot provide a signature guarantee.
--------------------------------------------------------------------------------

How to Exchange Shares

An exchange is the selling of shares of one Vanguard fund to purchase shares of another.

  Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

  Because excessive exchanges can potentially disrupt the management of the Fund and increase transaction costs, Vanguard limits exchange activity to two substantive exchange redemptions (at least 30 days apart) from the Fund during any 12-month period. "Substantive" means either a dollar amount or a series of movements between Vanguard funds that Vanguard determines, in its sole discretion, could have a negative impact on the management of the Fund.

  Before you exchange into a new Vanguard fund, be sure to read its prospectus. For a copy and for answers to questions you might have, call Investor Information.

---------------------------------------------------------------------------------------------------------------------------------
Selling or Exchanging Shares            Account Type
---------------------------------------------------------------------------------------------------------------------------------
By Telephone                            All Types Except Retirement:
[ARTWORK OF TELEPHONE APPEARS HERE]     Call Vanguard Tele-Account(*) 24 hours a day--or Client Services during business hours--to sell or exchange shares. You can exchange shares
1-800-662-6273                          from this Fund to open an account in another Vanguard fund or to add
Vanguard Tele-Account(R)                to an existing Vanguard fund account with an identical registration.

1-800-662-2739
Client Services                         Retirement:
                                        You can exchange--but not sell--shares by calling Tele-Account or Client
                                        Services.

                                        (*)You must obtain a Personal Identification Number through Tele-Account at least seven days before you request your first redemption.
---------------------------------------------------------------------------------------------------------------------------------
By Mail                                 All Types Except Retirement:
[ARTWORK OF ENVELOPE APPEARS HERE]      Send a letter of instruction signed by all registered account holders.
                                        Include the fund name and account number and (if you are selling) a
First-class mail to:                    dollar amount or number of shares OR (if you are exchanging) the
The Vanguard Group                      name of the fund you want to exchange into and a dollar amount or
Vanguard Explorer Fund                  number of shares. In order to exchange into an account with a different
P.O. Box 1120                           registration (including a different name, address, or taxpayer
Valley Forge, PA 19482-1120             identification number), you must include the guaranteed signatures of all current account owners on your written instructions.
----------------------------------------------------------------------------------------------------------------------------------

Investor Information   1-800-662-7447

Client Services        1-800-662-2739

Tele-Account           1-800-662-6273




Selling or Exchanging Shares                 Account Type
Express or Registered mail to:               Retirement:
The Vanguard Group                           For information on how to request distributions from:
Vanguard Explorer Fund                       . IRAs--call Client Services.
455 Devon Park Drive                         . SEP-IRAs, SIMPLE IRAs, 403(b)(7) custodial accounts, and
Profit- Wayne, PA 19087-1815                   Sharing and Money Purchase Pension (Keogh) Plans--call
                                               Individual Retirement Plans at 1-800-823-7412.
                                             Depending on your account registration type, additional documentation may be required.

Exchanging Shares Online                     You may use your personal computer to exchange shares
                                             of most Vanguard funds by accessing Vanguard's website
                                             (www.vanguard.com). To establish this service for your account, you must first register through our website. We will then send to you, by mail, an account access password that will enable you to make online exchanges.

                                             The Vanguard funds that you cannot purchase or sell through online exchange are Vanguard Index Trust, Vanguard Balanced Index Fund,
                                             Vanguard International Equity Index Fund, Vanguard REIT Index Portfolio,
                                             Vanguard Total International Portfolio, and Vanguard Growth and Income
                                             Portfolio (formerly known as Vanguard Quantitative Portfolios). These funds do permit online exchanges within IRAs and other retirement accounts.

Automatically                                All Types Except Retirement:
[FLOW CIRCLE                                 Vanguard offers several ways to sell or exchange shares automatically
APPEARS HERE]                                (see "Services and Account Features"). Call Investor Information for the
                                             appropriate booklet and application if you did not elect this feature when you opened your account.

It is important that you call Vanguard before you redeem a large dollar amount. We must consider the interests of all Fund shareholders and so reserve the right to delay your redemption proceeds--up to seven days--if the amount will disrupt the Fund's operation or performance.

                       A Note on Unusual Circumstances

Vanguard reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In addition, Vanguard can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send us your request by regular or express mail. Follow the instructions on selling or exchanging shares by mail in the "Redeeming Shares" section.

Transferring Registration

How to Transfer Shares

You may transfer the registration of your Fund shares to another owner by completing a transfer form and sending it to: Vanguard Financial Center, P.O. Box 1110, Valley Forge, PA 19482-1110, Attention: Transfer Department.

Investor Information   1-800-662-7447

Client Services        1-800-662-2739

Tele-Account           1-800-662-6273



Fund and Account Updates

Statements and Reports

We will send you clear, concise account and tax statements to help you keep track of your Vanguard Explorer Fund account throughout the year as well as when you are preparing your income tax returns.

  In addition, you will receive financial reports about the Fund twice a year. These comprehensive reports include an assessment of the Fund's performance (and a comparison to its industry benchmark), an overview of the markets, a report from the adviser, a listing of the Fund's holdings, and other financial statements.

Confirmation Statement             Sent each time you buy, sell, or exchange shares;
                                   confirms the trade date and the amount of your transaction.

Portfolio Summary                  Mailed quarterly; shows the market value of your account at
[BOOK APPEARS HERE]                the close of the statement period, as well as distributions, purchases, sales, and exchanges for the current calendar year.

Fund Financial Reports             Mailed in June and December for this Fund.

Tax Statements                     Generally mailed in January; report previous year's dividend distributions, proceeds from the sale of shares, and distributions from
                                   IRAs or other retirement accounts.

Average Cost Statement             Issued quarterly for most taxable accounts (accompanies
[BOOK APPEARS HERE]                your Portfolio Summary); shows the average cost of shares that you redeemed during the calendar year, using the Average Cost Single
                                   Category method.

Automated Telephone Access

Vanguard Tele-Account(R)           Toll-free access to Vanguard fund and account
1-800-662-6273                     information--as well as some transactions--through any
Any time, seven days a week,       Touch-Tone(TM) telephone. Tele-Account provides
from anywhere in the continental   total return, share price, price change, and yield quotations
United States and Canada.          for all Vanguard funds; gives your account balances and
[BOOK APPEAR HERE]                 history (e.g., last transaction, latest dividend
                                   distribution); and allows you to sell or exchange fund shares.

Computer Access

Vanguard Online(R)                 Use your personal computer to learn more about Vanguard's
www.vanguard.com                   funds and services; keep in touch with your Vanguard accounts;
                                   map out a long-term investment strategy; initiate certain transactions; and ask questions, make suggestions, and send messages to Vanguard.

                                   Our education-oriented website provides timely news and information about Vanguard funds and services; an online "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

Prospectus Postscript

This prospectus is designed to provide you with pertinent information about Vanguard Explorer Fund, including its investment objective, risks, strategy, and expenses, as well as services available to you as a shareholder.

  It is important that you understand these facts so that you can decide whether an investment in this Fund is right for you. The following questions offer a quick review of some of the subjects covered by this prospectus.

In Reading The Prospectus, Did You Learn:

 [_] The Fund's objective? (page 4)

 [_] The Fund's investment strategy? (page 5)

 [_] Who should invest in the Fund? (page 4)

 [_] The risks associated with the Fund? (pages 4-8)

 [_] Whether the Fund is federally insured?
     (inside front cover)

 [_] The Fund's expenses? (page 2)

 [_] The background of the Fund's investment managers?
     (page 12)

 [_] How to open an account? (page 16)

 [_] How to sell or exchange shares? (page 19)

 [_] How often you'll receive statements and financial reports?
     (page 22)



                               PLAIN TALK ABOUT

                           Keeping Your Prospectus

Reading this prospectus will help you to decide whether Vanguard Explorer Fund is suitable for your investment goals. If you decide to invest, don't throw the prospectus out; you will no doubt need it for future reference.

                                About the Quiz

Knowing your risk tolerance is important when you are making an investment decision. To give you a general idea of your comfort level with investing, circle the response that most closely matches your personal situation. Keep in mind, though, that there is no "foolproof" way to accurately gauge your risk tolerance. Scoring for the quiz is below.

                            How to Score the Quiz

Use the number of your answer as the number of points scored. For instance, if you chose answer #3 to a question, that's worth three points. Add up your points and check below for the type of investor you are. (Note: If you chose answer #1 or #2 to Question C, subtract five points from your total score.)

 . If you scored between 0 and 25 points, you are considered a conservative investor.

 . If you scored between 26 and 32 points, you are considered a moderate investor.

 . If you scored between 33 and 35 points, you are considered an aggressive investor.



A Simple Risk Quiz

A. I have been investing in stock and bond mutual funds (or in individual stocks or bonds) for . . .
   1. Less than a year
   2. 1-2 years
   3. 3-4 years
   4. 5-9 years
   5. 10 years or more

B. When it comes to investing in stock or bond mutual funds
   (or individual stocks or bonds), I would say I'm . . .
   1. A very inexperienced investor
   2. A somewhat inexperienced investor
   3. A somewhat experienced investor
   4. An experienced investor
   5. A very experienced investor

C. I am comfortable with investments that may lose money from time to time if they offer the potential for higher returns.
   1. I strongly disagree
   2. I disagree
   3. I somewhat agree
   4. I agree
   5. I strongly agree

D. I will keep an investment even if it loses 10% of its value over the course of a year.
   1. I strongly disagree
   2. I disagree
   3. I somewhat agree
   4. I agree
   5. I strongly agree

E. In addition to my long-term investments, I have emergency savings equal to months of my take-home pay.
   1. Zero
   2. One
   3. Two
   4. Three
   5. Four or more

F. I find it easy to pay my monthly bills from my current pay.
   1. I strongly disagree
   2. I disagree
   3. I somewhat agree
   4. I agree
   5. I strongly agree

G. Overall, my personal financial situation is secure.
   1. I strongly disagree
   2. I disagree
   3. I somewhat agree
   4. I agree
   5. I strongly agree

     Glossary of Investment Terms



     Capital Gains Distribution
     Payment to mutual fund shareholders of gains realized during the year on securities that the fund has sold at a profit, minus any realized losses.

     Cash Reserves
     Cash deposits as well as short-term bank deposits, money market instruments, U.S. Treasury bills, bank certificates of deposit (CDs), commercial paper, and banker's acceptances.

     Common Stock
     A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

     Country Risk
     The possibility that events such as changes in regulation, political or financial troubles, or natural disasters will weaken a country's economy and cause investments in that country to lose money.

     Currency Risk
     The possibility that an American's foreign investment will lose money because of unfavorable exchange rate movements.

     Dividend Income
     Payment to shareholders of income from interest or dividends generated by a fund's investments.

     Dollar-Cost Averaging
     Investing equal amounts of money at regular intervals on an ongoing basis. This technique ensures that an investor buys fewer shares when prices are high and more shares when prices are low.

     Expense Ratio
     The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 marketing fees.

     Investment Adviser
     An organization that makes the day-to-day decisions regarding a portfolio's investments.

     Mutual Fund
     An investment company that pools the money of many people and invests it in a variety of securities in an attempt to achieve a specific objective over time.

     Net Asset Value (NAV)
     The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

     Portfolio Diversification
     Holding a variety of securities so that a portfolio's return is not hurt by the poor performance of a single security or industry.

     Principal
     The amount of your own money that you put into an investment.

     Securities
     Stocks, bonds, and other investment vehicles.

     Total Return
     A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

     Volatility
     The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

     Yield
     Current income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

     [THE VANGUARD GROUP LOGO APPEARS HERE]

     Post Office Box 2600
     Valley Forge, PA 19482


     Investor Information
     Department
     1-800-662-7447 (SHIP)
     Text Telephone:
     1-800-952-3335
     For information on our funds,
     fund services, and retirement
     accounts; requests for literature

     Client Services Department
     1-800-662-2739 (CREW)
     Text Telephone:
     1-800-662-2738
     For information on your
     account, account transactions,
     and account statements

     Vanguard Brokerage
     Services
     1-800-992-8327
     For information on trading
     stocks, bonds, and options
     at reduced commissions

     Vanguard Tele-Account(R)
     1-800-662-6273 (ON-BOARD)
     For 24-hour automated access
     to price and yield, information
     on your account, certain
     transactions

     Electronic Access to the
     Vanguard Mutual Fund
     Education and Information
     Center
     World Wide Web
     www.vanguard.com

     E-mail
     online@vanguard.com


     (C) 1998 Vanguard Marketing
     Corporation, Distributor

     Vanguard Explorer Fund
     Institutional Prospectus
     February 9, 1998


     -----------------
     This prospectus contains
     financial data for the
     Fund through the fiscal
     year ended October 31, 1997.

[ARTWORK OF SHIP APPEARS HERE]

     A member of
     THE Vanguard GROUP(R)

     Vanguard Explorer Fund


     Contents

     Fund Profile                   1

     Fund Expenses                  2

     Financial Highlights           3

     A Word About Risk              4

     The Fund's Objective           4

     Who Should Invest              4

     Investment Strategy            5

     Investment Policies            8

     Investment Limitations         9

     Investment
     Performance                    9

     Share Price                   10

     Dividends, Capital
     Gains, and Taxes              11

     The Fund and Vanguard         11

     Investment Advisers           12

     General Information           14

     Investing
     with Vanguard

     [] For Plan Participants      15

     [] For Other
        Institutional Investors    15

     Accessing Fund
     Information
     by Computer                   16

     Glossary Inside Back Cover

                                               A Small-Company Stock Mutual Fund

     Investment Objective and Policies

     Vanguard Explorer Fund, Inc. (the "Fund") is an open-end, diversified investment company, or mutual fund.

       The Fund seeks to provide long-term capital growth by investing mainly in the equity securities of small companies. (That is, the median market value of companies' outstanding shares will be up to $1 billion.) These companies tend to be unseasoned but are considered by the Fund's advisers to have superior growth potential.

       It is important to note that the Fund's shares are not guaranteed or insured by the FDIC or any other agency of the U.S. government. As with any investment in common stocks, which are subject to wide fluctuations in market value, you could lose money by investing in the Fund.

     Fees and Expenses

     Vanguard Explorer Fund is offered on a no-load basis, which means that you pay no sales commissions or 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management, administrative, and distribution services, which are included in the Fund's expense ratio.

     Important Note

     This prospectus is intended for institutional clients and for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.

     Additional Information About the Fund

     A Statement of Additional Information (dated February 9, 1998) containing more information about the Fund is, by reference, part of this prospectus and may be obtained without charge by contacting Vanguard (see back cover) or visiting the Securities and Exchange Commission's website (www.sec.gov).

     Why Reading This Prospectus Is Important

     This prospectus explains the objective, risks, and strategy of Vanguard Explorer Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk" explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for you. We suggest that you keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund Profile

Who Should Invest (page 4)

[] Investors seeking a small-company stock mutual fund as part of a balanced and diversified investment program.

[] Investors seeking growth of their capital over the long term--at least five years or longer.

Who Should Not Invest

[] Investors unwilling to accept significant, sometimes sharp, fluctuations in share price.

[] Investors seeking dividend income.

Risks of the Fund (pages 4-8)

The Fund's total return will fluctuate within a wide range, so an investor could lose money over short or even extended periods. The Fund is also subject to manager risk (the chance that poor security selection will cause it to lag the stock market as a whole) and, as a small-company stock fund, objective risk
(the chance that returns from stocks of small or emerging companies will trail returns from the overall stock market). The Fund can also invest a portion of its assets in foreign securities; for more on the risks of international investing, see page 8.

Dividends and Capital Gains (page 11)

Paid annually in December. In participant accounts, all distributions are automatically reinvested.

Vanguard Explorer Fund

Investment Advisers (page 12)

The Fund employs a multiadviser approach:

[]Granahan Investment Management, Inc., Waltham, Mass.

[]Wellington Management Company, LLP, Boston, Mass.

[]Chartwell Investment Partners, Berwyn, Pa.

[]Vanguard Core Management Group, Valley Forge, Pa.

Inception Date: December 11, 1967

Net Assets as of 10/31/1997: $2.5 billion

Fund's Expense Ratio for the Period

Ended 10/31/1997: 0.62%

Newspaper Abbreviation: Explr

Vanguard Fund Number: 024

Cusip Number: 921926101

Quotron Symbol: VEXPX.Q
Average Annual Total Returns--
Periods Ended October 31, 1997


                               1 Year      5 Years      10 Years
                               ---------------------------------
Explorer Fund                   18.9%       16.1%        15.7%
Small Company Growth
  Fund Stock Index(*)           29.3        18.7         15.9

Quarterly Returns (%) 1987-1997 (intended to show volatility of returns)


                           [BAR GRAPH APPEARS HERE]



(*)Russell 2000 Index from 1987 through July 1997; Small Company Growth Fund Stock Index thereafter.

In evaluating past performance, remember that it is not indicative of future performance and that returns from stocks before adjusting for inflation were relatively high during the periods shown. Performance figures include the reinvestment of any dividend and capital gains distributions. The returns are net of expenses, but they do not reflect income taxes an investor would have incurred. Note, too, that both the return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. And, finally, you should be aware that the Fund made investment adviser changes in 1990 and 1997. See page 10 for details.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                            The Costs of Investing

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund plus any transaction costs associated with buying, selling, or exchanging shares. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in fund expenses can, over time, have a dramatic impact on a fund's performance.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                                Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Explorer Fund's expense ratio in fiscal year 1997 was 0.62%, or $6.20 per $1,000 of average net assets. The average small-company growth equity mutual fund had expenses in 1996 of 1.48%, or $14.80 per $1,000 of average net assets, according to Lipper Analytical Services, which reports on the mutual fund industry.

Fund Expenses

The examples below are designed to help you understand the various costs you would bear, directly or indirectly, as an investor in the Fund.

  As noted in this table, you do not pay fees of any kind when you buy, sell, or exchange shares of the Fund:


Shareholder Transaction Expenses
Sales Load Imposed on Purchases:                                 None
Sales Load Imposed on Reinvested Dividends:                      None
Redemption Fees:                                                 None
Exchange Fees:                                                   None

  The next table illustrates the operating expenses that you would incur as a shareholder of the Fund. These expenses are deducted from the Fund's income before it is paid to you. Expenses include investment advisory fees as well as the costs of administering the Fund, maintaining accounts, providing shareholder services, and other activities. The expenses shown in the table are based upon those incurred in the fiscal year ended October 31, 1997.


Annual Fund Operating Expenses
Management and Administrative Expenses:                         0.38%
Investment Advisory Expenses:                                   0.20%
12b-1 Marketing Fees:                                           None
Other Expenses
  Marketing and Distribution Costs:                       0.02%
  Miscellaneous Expenses (e.g., Taxes, Auditing):         0.02%
                                                          -----
Total Other Expenses:                                           0.04%
                                                                -----
  Total Operating Expenses (Expense Ratio):                     0.62%

  The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds by illustrating the hypothetical expenses that you would incur on a $1,000 investment over various periods. The example assumes that (1) the Fund provides a return of 5% a year and (2) you redeem your investment at the end of each period.


            ----------------------------------------------------
             1 Year       3 Years       5 Years        10 Years
            ----------------------------------------------------
               $6          $20           $35              $77
            ----------------------------------------------------

This example should not be considered a representation of actual expenses or performance from the past or for the future, which may be higher or lower than those shown.

Financial Highlights

The following financial highlights table shows the results for a share outstanding of the Fund for each of the last ten years ended October 31. The financial statements that include these financial highlights, insofar as they relate to each of the five years in the period ended October 31, 1997, were audited by Price Waterhouse LLP, independent accountants. You should read these financial highlights in conjunction with the Fund's financial statements and accompanying notes, which appear, along with the audit report from Price Waterhouse, in the Fund's most recent annual report to shareholders. The report is incorporated by reference in the Statement of Additional Information and in this prospectus, and contains a more complete discussion of the Fund's performance. You may have the report sent to you without charge by contacting Vanguard.


------------------------------------------------------------------------------------------------------------------------------------

                                                                         Year Ended October 31,
                                    ------------------------------------------------------------------------------------------------

                                     1997       1996     1995      1994     1993     1992      1991      1990      1989      1988
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value,
  Beginning of Period               $55.44    $51.05    $45.99    $49.37   $41.23   $36.75    $22.62    $30.76    $29.64    $25.06
                                    ------------------------------------------------------------------------------------------------

Investment Operations
  Net Investment Income               0.26      0.26      0.24      0.16     0.14     0.15      0.26      0.31      0.39      0.27
  Net Realized and Unrealized
     Gain (Loss) on Investments       9.71      8.37      7.25      1.77     8.91     4.59     14.21     (7.07)     2.64      6.38
                                    ------------------------------------------------------------------------------------------------

     Total from Investment
       Operations                     9.97      8.63      7.49      1.93     9.05     4.74     14.47     (6.76)     3.03      6.65
------------------------------------------------------------------------------------------------------------------------------------

Distributions
  Dividends from Net
     Investment Income               (0.27)    (0.24)    (0.17)    (0.14)   (0.13)   (0.26)    (0.34)    (0.37)    (0.32)    (0.11)
  Distributions from Realized
     Capital Gains                   (2.83)    (4.00)    (2.26)    (5.17)   (0.78)      --        --     (1.01)    (1.59)    (1.96)
                                    ------------------------------------------------------------------------------------------------

     Total Distributions             (3.10)    (4.24)    (2.43)    (5.31)   (0.91)   (0.26)    (0.34)    (1.38)    (1.91)    (2.07)
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Period      $62.31    $55.44    $51.05    $45.99   $49.37   $41.23    $36.75    $22.62    $30.76    $29.64
====================================================================================================================================

Total Return                         18.93%    17.97%    17.46%     4.49%   22.28%   12.95%    64.64%   -22.92%    10.95%    28.73%
====================================================================================================================================

Ratios/Supplemental Data
Net Assets, End of
  Period (Millions)                  $2,550    $2,186    $1,476    $1,112     $802     $519      $381      $207      $270      $266
Ratio of Total Expenses to Average
  Net Assets                          0.62%     0.63%     0.68%     0.70%    0.73%    0.69%     0.56%     0.67%     0.58%     0.65%
Ratio of Net Investment Income to
  Average Net Assets                  0.45%     0.51%     0.52%     0.39%    0.32%    0.38%     0.85%     1.11%     1.24%     0.99%
Portfolio Turnover Rate                 84%       51%       66%       82%      51%      43%       49%       46%       16%       28%
Average Commission Rate Paid          $.0434   $.0424       N/A       N/A      N/A      N/A       N/A       N/A       N/A       N/A
------------------------------------------------------------------------------------------------------------------------------------


  From time to time, the Vanguard funds advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation. Neither yield nor total return should be used to predict the future performance of a fund.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------
                            How to Read the Financial
                                Highlights Table

The Fund began fiscal 1997 with a net asset value (price) of $55.44 per share. During the year, the Fund earned $0.26 per share from investment income (interest and dividends) and $9.71 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them. Of those total earnings of $9.97 per share, $3.10 was returned to shareholders in the form of distributions ($0.27 in dividends, $2.83 in capital gains). The earnings ($9.97 per share) less distributions ($3.10 per share) resulted in a share price of $62.31 at October 31, 1997, an increase of $6.87 per share (from $55.44 at the beginning of the period to $62.31 at the end of the period). Assuming that the shareholder had reinvested the distribution in the purchase of more shares, the total return from the Fund was 18.93% for the year. As of Octoer 31, 1997, the Fund had $2.5 billion in net assets; an expense ratio of 0.62% ($6.20 per $1,000 of net assets); and net investment income amounting to 0.45% of its average net assets. It sold and replaced securities valued at 84% of its average net assets.

                                ----------------
                                PLAIN TALK ABOUT
                                ----------------

                                Growth Funds and
                                   Value Funds

Growth investing and value investing are two styles employed by stock fund managers. Growth funds generally focus on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Value funds generally emphasize companies that, considering their assets and earnings history, are attractively priced; these companies often pay regular dividend income to shareholders. Growth and value stocks have, in the past, produced similar long-term returns, though each has had periods when it outperformed the other. In general, growth funds appeal to investors who will accept more volatility in hopes of a greater increase in share price or who prefer a higher portion of the fund's returns to come as capital gains (which may be taxed at lower rates than dividend income). Value funds are appropriate for investors who want some dividend income and the potential for capital gains but are less tolerant of share-price fluctuations.


                                ----------------
                                PLAIN TALK ABOUT
                                ----------------

                          Investing for the Long Term

Vanguard Explorer Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term fluctuations in the stock market.

================================================================================
A Word About Risk

This prospectus describes the risks you would face as an investor in Vanguard Explorer Fund. It is important to keep in mind one of the main axioms of investing: the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. However, as you consider an investment in Vanguard Explorer Fund, you should take into account your personal tolerance for the daily fluctuations of the stock market.

  Look for this "warning flag" symbol [ARTWORK OF FLAG APPEARS HERE] throughout the prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder of the Fund, would confront.
================================================================================

The Fund's Objective

Vanguard Explorer Fund seeks to provide long-term growth of capital. This objective is fundamental, which means that it cannot be changed unless a majority of shareholders vote to do so.

[ARTWORK OF     Because of the several types of risk described on the following
FLAG APPEARS    pages, your investment in the Fund, as with any investment in
HERE]           common stocks, could lose money.


Who Should Invest

The Fund may be a suitable investment for you if:
[] You wish to add a small-company stock fund to your existing holdings, which could include other stock--as well as bond, money market, and tax-exempt-- investments.
[] You are seeking maximum growth of capital over the long term-- five years or longer.
[] You are looking for a fund that focuses on small and/or emerging companies.
[] You characterize yourself as "aggressive."
   This Fund is not an appropriate investment if you are a market-timer. Investors who engage in excessive in-and-out trading activity generate additional costs that are borne by all of the Fund's shareholders. To minimize such costs, which reduce the ultimate returns achieved by you and other shareholders, the Fund has adopted the following policies:
* The Fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to the efficient management of the Fund. This could be because of the timing of the investment or because of a history of excessive trading by the investor.

[]There is a limit on the number of times you can exchange into or out of the Fund. If you own Fund shares as an investment option in an employer-sponsored retirement or savings plan, your plan dictates the rules governing exchanges. Contact your plan administrator for details.
[]The Fund reserves the right to stop offering shares at any time.

Investment Strategy

This section explains how Vanguard Explorer Fund's investment advisers pursue the objective of long-term capital growth. It also explains several important risks faced by investors in the Fund. Unlike the Fund's investment objective, the investment strategy is not fundamental and can be changed by the Fund's Board of Directors without shareholder approval. However, before making any important change in its strategy, the Fund will give shareholders 30 days' notice in writing.

Market Exposure

The Fund invests chiefly in the common stock of small-capitalization companies that offer strong growth potential with little or no dividend income. At times, the Fund may also invest in securities that are convertible into common stock.

[ARTWORK OF A FLAG APPEARS HERE]
    The Fund is subject to market risk, which is the possibility that stock prices overall will decline over short or even extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

  To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns (dividend income plus change in market value) for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Composite Stock Price Index, a widely used barometer of stock market activity. Note that the returns shown do not include the costs of buying and selling stocks or any other expenses that a real-world investment portfolio would incur. Note, also, how the gap between the best and worst returns tends to narrow over the long term.


---------------------------------------------------------------------------
                            U.S. Stock Market Returns (1926-1997)
---------------------------------------------------------------------------
                    1 Year        5 Years        10 Years        20 Years
---------------------------------------------------------------------------
Best                 53.9%          23.9%          20.1%           16.9%
Worst               -43.3          -12.5           -0.9             3.1
Average              13.0           10.5           10.9            10.9
---------------------------------------------------------------------------

  The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1997. For example, while the average return on stocks

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                             Costs and Market-Timing

Some investors try to profit from "market-timing"--switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who did not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, limiting the number of exchanges it permits.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                             Large-Cap, Mid-Cap, and
                                Small-Cap Stocks

Stocks of publicly traded companies--and mutual funds that hold these stocks--can be classified by the companies' market value, or capitalization. Vanguard defines large-capitalization, or large-cap, funds as those holding stocks of companies with an average total market value of their outstanding shares exceeding $7.5 billion. Mid-cap funds hold stocks of companies with an average market value between $1 billion and $7.5 billion. Small-cap funds hold stocks of companies with an average market value of less than $1 billion. Historically, large-cap funds have exhibited lower volatility than mid-cap and small-cap funds.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                           Portfolio Diversification

In general, the more diversified a fund's portfolio of stocks, the less likely that a specific stock's poor performance will hurt the fund. One measure of a fund's level of diversification is the percentage of total net assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 30% of its assets invested in its ten largest holdings, while some less diversified mutual funds have more than 50% of their assets invested in the stocks of just ten companies.



for all of the 5-year periods was 10.5%, returns for these 5-year periods ranged from a -12.5% average (from 1928 through 1932), to 23.9% (from 1950 through
1954). These average returns reflect past performance on common stocks and should not be regarded as an indication of future returns from either the stock market as a whole or this Fund in particular.

  Keep in mind that Vanguard Explorer Fund focuses on the stocks of smaller companies. Small-cap stocks have historically been more volatile than--and at times have performed quite differently from--the large-cap stocks found in the S&P 500 Index. This is due to several factors, including less-certain growth and dividend prospects for smaller companies. For these reasons and because Vanguard Explorer Fund does not hold the same securities held in the S&P 500 Index or any other market index, the performance of the Fund will not mirror the returns of any particular index.

[ARTWORK OF A FLAG APPEARS HERE]
    The Fund is subject to objective risk, which is the possibility that the returns from stocks of small companies will trail returns from the overall stock market. As a group, these stocks tend to go through cycles of outperformance and underperformance in comparison to common stocks in general. These cycles have, in the past, lasted for as long as several years.

Security Selection

Explorer Fund uses four investment advisers, each of whom independently chooses and maintains a portfolio of common stocks for the Fund. Each adviser is responsible for investing a specific percentage of the Fund's assets. Before the Fund makes a significant change in an adviser's percentage, shareholders will receive 30 days' notice, in writing.

  The four advisers employ active investment management methods, which means securities are bought and sold according to the advisers' judgments about companies and their financial prospects, and about the stock market and the economy in general.

  Each uses somewhat different processes to select securities for its portion of the Fund; however, each is committed to buying stocks of small companies that, in the adviser's opinion, have strong growth potential.

  Granahan Investment Management, Inc. (Granahan), which is expected to be responsible for roughly 45% of the Fund's assets, groups its securities into three categories as part of its selection process. The first category, Core Growth (which makes up 50% to 75% of Granahan's portion of the Fund's assets), emphasizes companies that produce a well-known or established product and, as a result, have a proven record of growth and a strong market position. The second category, Pioneers (10% to 25%), comprises companies that offer unique products or technologies that may lead to new products or expansion into new markets; these stocks are chosen based on Granahan's estimate of the company's growth potential compared to its market value. Finally, companies in the Special Value category (10% to 25%) do not have exceptional records of past growth, but are undervalued in the general marketplace; Granahan emphasizes those companies with expectations of future growth over a period of several years.

  Wellington Management Company, LLP (WMC), which is expected to be responsible for approximately 30% of the Fund's assets, uses research and analysis on individual companies to select stocks that it feels have exceptional growth potential relative to their valuation in the marketplace.

  WMC constructs its portfolio on a stock-by-stock basis, and continually monitors developments at its portfolio companies for comparison to WMC's expectations for growth. To help protect against risk, the portfolio is broadly diversified by number of stocks and by exposure to a range of industries.

  Chartwell Investment Partners (Chartwell), which is expected to be responsible for approximately 10% of the Fund's assets, uses a research-driven and valuation-sensitive process to select stocks that it feels have exceptional growth potential.

  Chartwell constructs its portfolio on a stock-by-stock basis and employs quantitative monitoring techniques to constantly evaluate the portfolio's holdings.

  The remaining adviser, Vanguard Core Management Group, employs a "quantitative" investment approach. In other words, it uses computer techniques to select a sampling of stocks that, as a group, are expected to have returns and investment characteristics similar to a specific market standard. For Explorer Fund, this market standard is the Small Company Growth Fund Stock Index, which is made up of stocks held by the nation's 25 largest small-company mutual funds. Core Management Group is expected to be responsible for about 10% of the Fund's assets.

  The balance of Vanguard Explorer Fund's assets (about 5%) is held in cash reserves, also managed by Vanguard. Vanguard may invest the Fund's cash reserves in stock futures. This strategy is intended to keep the Fund more fully invested in common stocks while retaining cash on hand to meet liquidity needs. See pages 8 and 9 for more details on the Fund's policy on futures.

  The top ten holdings (which amounted to 8.8% of the Fund's total net assets) as of October 31, 1997, follow:

   1. Sofamor/Danek Group, Inc.
   2. Air Express International Corp.
   3. Interra Financial, Inc.
   4. Valmont Industries, Inc.
   5. Investment Technology Group, Inc.
   6. Sybron International Corp.
   7. Structural Dynamics Research Corp.
   8. Noble Drilling Corp.
   9. MedPartners, Inc.
  10. Boole & Babbage Inc.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                              Portfolio Turnover

Before investing in a mutual fund, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high portfolio turnover rates may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income. The average annual turnover rate for all domestic stock funds is approximately 80%.


                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                                  The Risks of
                            International Investing

Because foreign stock markets operate differently from the U.S. market, Americans investing abroad will encounter risks not typically associated with U.S. companies. For instance, foreign companies are not subject to the same accounting, auditing, and financial reporting standards and practices as U.S. companies; and their stock may not be as liquid as the stock of similar U.S. companies. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than in the U.S. These factors, among others, could negatively impact the returns Americans receive from a foreign investment. For more information about foreign investment risk, see the Statement of Additional Information.

  Keep in mind that, because the makeup of the Fund changes daily, this listing is only a "snapshot" at one point in time.

[ARTWORK OF FLAG APPEARS HERE]
    The Fund is subject to manager risk, which is the possibility that the advisers may do a poor job of selecting stocks.

Portfolio Turnover

Although the Fund generally seeks to invest for the long term, it retains the right to sell securities regardless of how long they have been held. The Fund's average annual turnover rate for the past ten years has been about 52%. (A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its total net assets within a one-year period.)


Investment Policies

Besides investing in stocks of small or emerging companies, Vanguard Explorer Fund may follow a number of investment policies to achieve its objective.

  The Fund may invest as much as 20% of its assets in foreign securities. These securities can be traded in either U.S. or foreign markets.

[ARTWORK OF FLAG APPEARS HERE]
    Because of its foreign investments, the Fund is subject to country risk and currency risk. Country risk is the possibility that political events (such as a war), financial problems (such as government default), or natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money. Currency risk is the possibility that a "stronger" U.S. dollar will reduce returns for Americans investing overseas. Generally, when the dollar rises in value against a foreign currency, your investment in that country loses value because its currency is worth fewer U.S. dollars.

  The Fund may invest up to 15% of its assets in restricted securities with limited marketability or other illiquid securities. The Fund may also invest in derivatives.

[ARTWORK OF FLAG APPEARS HERE]
    The Fund reserves the right to invest, to a limited extent, in stock futures and options contracts, which are traditional types of derivatives.

  Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a portfolio. The Fund will not use futures and options for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. Rather, the Fund will keep separate cash reserves or other liquid portfolio securities in the amount of the obligation underlying the futures or options contract. Only a limited percentage of the Fund's assets--5%--may be applied toward the deposits required on futures contracts, and the value of all futures contracts in which the Fund acquires an interest cannot exceed 20% of the Fund's total assets.

  The reasons for which the Fund will invest in futures and options are:

[]To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

[]To reduce the Fund's transaction costs by buying futures in- stead of actual stocks.

[]To add value to the Fund by buying futures instead of actual stocks when futures are cheaper.

  The Fund will usually hold only a small percentage of its assets in cash reserves, although if an investment adviser believes that market conditions warrant a temporary defensive measure, the Fund may hold cash reserves without limit.


Investment Limitations

The Fund has adopted limitations on some of its investment policies. Some of these limitations are that the Fund will not:

[]Invest more than 25% of its assets in any one industry.

[]Borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of its assets. Whenever the Fund's outstanding borrowing is more than 5% of its assets, it will stop making investments. With respect to 75% of its assets, this Fund will not:
[]Invest more than 5% in the securities of any one company.
[]Buy more than 10% of the outstanding voting shares of any company.

  A complete list of the Portfolio's investment limitations can be found in the Statement of Additional Information. These limitations are fundamental and may be changed only by approval of a majority of the Fund's shareholders.


Investment Performance

Vanguard Explorer Fund invests primarily in common stocks, so its performance is closely correlated to the overall stock market. Historically, performance of the stock markets, both foreign and domestic, has been characterized by sharp up-and-down swings in the short term and by more stable growth over the long term.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                                  Derivatives

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new, exotic types of derivatives-some of which can carry considerable risks.


                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                                 Cash Reserves

With mutual funds, holding cash reserves--or "cash"--does not mean literally that the fund holds a stack of currency. Rather, cash reserves also refer to short-term, interest-bearing securities that can easily and quickly be converted to cash, as described in the prospectus glossary. (Most mutual funds hold at least a small percentage of assets in cash to accommodate shareholder redemptions.) While some new funds strive to keep cash levels at a minimum and to always remain fully invested in stocks, other equity funds allow investment advisers to hold up to 20% or more of a fund's assets in cash reserves.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                               Past Performance

Whenever you see information on a fund's performance, do not consider the figures to be an indication of the performance you could expect by making an investment in the fund today. The past is an imperfect guide to the future; history does not repeat itself in neat, predictable patterns.

--------------------------------------------------------------------------------
                      Average Annual Total Returns
                    For Periods Ended October 31, 1997
--------------------------------------------------------------------------------

                           [BAR GRAPH APPEARS HERE]



                                            1 year        3 years      5 years      10 years
------------------------------------------------------------------------------------------------
Explorer Fund                               18.9%          18.1%        16.1%        15.7%
Small Company Growth Fund Stock Index*      29.3%          21.3%        18.7%        15.9%
------------------------------------------------------------------------------------------------

* Russell 2000 Index from 1987 through July 1997; Small Company Growth Fund Stock Index thereafter.

  The results shown above represent the Fund's "average annual total return" performance, which assumes that any distributions of capital gains and dividends were reinvested for the indicated periods. Also included is comparative information on the unmanaged Small Company Growth Fund Stock Index, a benchmark of small-capitalization stocks. The chart does not make any allowances for federal, state, or local income taxes that shareholders must pay on a current basis.

  In weighing these performance figures, note that the Fund has been in operation since December 11, 1967, and that Wellington Management Company, LLP, was the sole investment adviser for the Fund until February 28, 1990, when the Fund and Vanguard Explorer II (a Granahan-managed fund with the same objective) merged. Chartwell Investment Partners and Vanguard Core Management Group were added as advisers on August 1, 1997.


Share Price

The Fund's share price, called its net asset value, is calculated each business day after the close of trading (generally 4 p.m. Eastern time) on the New York Stock Exchange. Net asset value per share is calculated by adding up the total assets of the Fund, subtracting all of its liabilities, or debts, and then dividing by the number of Fund shares outstanding:

                        Total Assets   -   Liabilities
  Net Asset Value=   -------------------------------------
                          Number of Shares Outstanding

  The daily net asset value, or NAV, is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.

  To help determine its daily share price, the Fund calculates the value of its foreign securities, if any, in U.S. dollars. The Fund uses the daily exchange rate employed by Morgan Stanley Capital International in the calculation of its own indexes. If Morgan Stanley's exchange rate is not available, the Fund uses a rate according to policies set by its Board of Directors.

  The Fund's share price can be found in the mutual fund listings of most major newspapers under the heading "Vanguard Funds." Different newspapers use different abbreviations of the Fund's name, but the most common is Explr.


Dividends, Capital Gains, and Taxes

Each December, the Fund distributes to shareholders virtually all of its income from interest and dividends, as well as any capital gains realized from the sale of securities.

  If you own shares of the Fund as an investment option in an employer-sponsored retirement or savings plan, these dividend and capital gains distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis. You will not owe taxes on these distributions until you begin withdrawals. You should consult your plan administrator, your plan's Summary Plan Document, or your own tax adviser about the tax consequences of an investment in the Fund and of any plan withdrawals.

  If your Vanguard Explorer Fund investment is not part of an employer-sponsored plan, you can receive distributions of income or capital gains in cash, or you may have them automatically reinvested in more shares of the Fund. Both dividend and capital gains distributions--whether received in cash or reinvested in additional shares--are subject to federal (and possibly state and local) income taxes, no matter how long you have held the shares in the Fund. You should consult your tax adviser about other tax consequences of an investment in the Fund.


The Fund and Vanguard

 Explorer Fund is a member of The Vanguard Group, a family of more than 30 investment companies with more than 95 distinct investment portfolios and total net assets of more than $320 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

  Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 marketing fees, each fund pays its allocated share of The Vanguard Group's costs.

  A list of the Fund's Directors and officers, and their present positions and principal occupations during the past five years, can be found in the Statement of Additional Information.


                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                                 Distributions

As a shareholder, you are entitled to your share of a fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or capital gains distribution. Income dividends come from the dividends that a fund earns from its holdings as well as interest it receives from money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. The capital gains are either short-term or long-term depending on whether the fund held the securities for less than or more than one year.



                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                               Vanguard's Unique
                               Corporate Structure

The Vanguard Group, Inc. is the only mutual mutual fund company. It is owned jointly by the funds it oversees and by the shareholders in those funds. Other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who bought the management company's publicly traded stock. Because of its structure, Vanguard operates its funds at cost. Instead of distributing profits from operations to a separate managing company, Vanguard returns profits to fund shareholders in the form of lower operating expenses.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                              The Fund's Advisers

The individuals primarily responsible for Vanguard Explorer Fund are:

     John J. Granahan, CFA, Founder and President of Granahan Investment Management, Inc.; 35 years of investment experience (18 years with Granahan and 17 years with WMC); B.S., St. Joseph's University; Graduate Fellow of Catholic University of America.

     Kenneth L. Abrams, Senior Vice President of Wellington Management Company, LLP; 12 years of investment experience (all with WMC); B.A. and M.B.A., Stanford University.

     Edward N. Antoian, CFA, Partner and one of the founders of Chartwell Investment Partners; 18 years of investment experience; B.S., State University of New York; M.B.A., University of Pennsylvania.

     George U. Sauter, Managing Director of Vanguard; 13 years of investment experience, 11 years of primary responsibility for Vanguard Core Management Group; A.B., Dartmouth College; M.B.A., University of Chicago.



                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                               The Small Company
                            Growth Fund Stock Index

The Small Company Growth Fund Stock Index is the benchmark that Vanguard Explorer Fund uses to evaluate the performance of its investment advisers. The compensation of the Fund's external advisers--Granahan, WMC, and Chartwell--can be either increased or decreased, depending on the results they have achieved compared with the Index. The Index is made up of the common stocks held by the 25 largest small-company stock mutual funds (as of October 31, 1997, this amounted to approximately 2,300 stocks). Morningstar maintains the Index especially for Explorer Fund.


Investment Advisers

The Fund uses four investment advisers who independently manage a percentage of the Fund's assets subject to the control of the officers and Directors of the Fund. Note that two of the Fund's advisers (Chartwell and Vanguard Core Management Group) are new as of August 1, 1997. Following a transition period, the percentage of the Fund's assets managed by each of the four advisers should match the percentages stated on pages 6 and 7.

  Granahan Investment Management, Inc., 275 Wyman Street, Waltham, MA 02154, is an investment advisory firm specializing in small-company stock investments. Founded in 1985, Granahan currently manages about $1.5 billion in assets. As of September 30, 1997, Granahan managed approximately 48% of Vanguard
Explorer Fund.

  Granahan is paid an advisory fee each quarter that is based on its portion's average month-end assets for the quarter.

            --------------------------------------------------
            Net Assets                               Basic Fee
            --------------------------------------------------

            First $500 million                        0.30%
            Next $250 million                         0.20
            Next $250 million                         0.15
            Assets over $1 billion                    0.10
            --------------------------------------------------

  Granahan's quarterly advisory fee may be increased or decreased based upon the total return performance of its portion of Explorer Fund compared to that of the Small Company Growth Fund Stock Index. This incentive/penalty fee will not be fully operable until August 1, 2000. Until that date, the incentive/penalty will be calculated using certain transition rules that are explained in the Statement of Additional Information.

  Wellington Management Company, LLP (WMC), 75 State Street, Boston, MA 02109, was founded in 1928. The investment advisory firm currently manages more than $169 billion in stock and bond portfolios, including 13 Vanguard funds. As of September 30, 1997, WMC managed approximately 30% of the Fund's assets.

  WMC is paid an advisory fee each quarter that is based on its portion's average month-end assets for the quarter.

            --------------------------------------------------
            Net Assets                               Basic Fee
            --------------------------------------------------

            First $500 million                        0.25%
            Next $250 million                         0.20
            Next $250 million                         0.15
            Assets over $1 billion                    0.10
            --------------------------------------------------

  WMC's quarterly advisory fee may be increased or decreased by as much as 50% based upon the total return performance of its portion of Explorer Fund compared to that of the Small Company Growth Fund Stock Index. This incentive/penalty fee will not be fully operable until August 1, 2000. Until that date, the incentive/ penalty will be calculated using certain transition rules that are explained in the Statement of Additional Information.

  Chartwell Investment Partners, 1235 Westlakes Drive, Suite 330, Berwyn, PA 19312, was founded in 1997. The investment advisory firm currently manages about $1.1 billion in assets. Chartwell first began managing a portion of the Fund's assets on August 1, 1997.

  Chartwell is paid an advisory fee each quarter that is based on its portion's average month-end assets for the quarter.

            ------------------------------------------------
            Net Assets                                 Rate
            ------------------------------------------------

            First $250 million                         0.40%
            Next $250 million                          0.30
            Over $500 million                          0.20
            ------------------------------------------------

  Chartwell's quarterly advisory fee may be increased or decreased by as much as 20% based upon the total return performance of its portion of Explorer Fund compared to that of the Small Company Growth Fund Stock Index. This incentive/penalty fee will not be fully operable until August 1, 2000. Until that date, the incentive/penalty will be calculated using certain transition rules that are explained in the Statement of Additional Information.

  The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, first began managing a portion of the Fund's assets on August 1, 1997. Vanguard provides investment advisory services to the Fund on an at-cost basis. Vanguard Core Management Group serves as investment adviser to several Vanguard funds and as of September 30, 1997, managed more than $90 billion in total assets.

  For the fiscal year ended October 31, 1997, the net fee paid to Granahan was $2,290,014, after a decrease of $242,952 based on performance. For the fiscal year ended October 31, 1997, the net fee paid to WMC was $1,860,979, after a decrease of $89,408 based on performance. For the period August 1, 1997, to October 31, 1997, the total fee paid to Chartwell was $202,329. Note, however, that the fee schedules used to calculate these amounts were different than those described in the preceding paragraphs. The previous fee schedules used the Russell 2000 Index, rather than the Small Company Growth Fund Stock Index, as a performance benchmark.

  The advisers are authorized to choose brokers or dealers to handle the purchase and sale of the Fund's securities, and are directed to get the best available price and most favorable execution from these brokers with respect to all transactions. The advisers consider the full range and quality of brokerage services available when making these determinations. At times, the advisers may choose brokers who charge higher commissions in the interest of obtaining better execution of a transaction. If more than one broker can obtain the best available price and favorable execution of a transaction, then the advisers are authorized to choose a broker who, in addition to executing the transaction, will provide research services to the advisers or the Fund. However, the advisers will not pay higher commissions specifically for the purpose of obtaining research services. The Fund may direct the advisers to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.

  The Board of Directors may, without prior approval from shareholders, change the terms of the advisory agreements or hire a new investment adviser as either a replacement adviser or as an additional adviser. However, no such change would be made before giving shareholders 30 days' notice, in writing.


General Information

Vanguard Explorer Fund, Inc., is a corporation organized under the laws of the state of Maryland. Shareholders of the Fund have rights and privileges similar to those enjoyed by other corporate shareholders. For example, shareholders will not be responsible for any liabilities of the corporation. If any matters are to be voted on by shareholders (such as a change in a fundamental investment objective or the election of Directors), each share outstanding at that point would be entitled to one vote. Annual meetings will not be held by the Fund except as required by the Investment Company Act of 1940. A meeting will be scheduled to vote on the removal of a Director if the holders of at least 10% of the Fund's shares request a meeting in writing.

Investing with Vanguard

For Plan Participants

Vanguard Explorer Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

[]If you have any questions about the Fund or Vanguard, including the Fund's investment objective, strategy, or risks, contact Vanguard's Participant Services Center, toll-free, at 1-800-523-1188.

[]If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.


Investment Options and Allocations

Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.


Transactions

Contributions, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.


Exchanges

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can potentially disrupt the management of the Fund and increase transaction costs, Vanguard limits exchange activity to two substantive exchange redemptions (at least 30 days apart) from the Fund during any 12-month period. "Substantive" means either a dollar amount or a series of movements between Vanguard funds that Vanguard determines, in its sole discretion, could have a negative impact on the management of the Fund. In addition, certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions. Contact your plan administrator for details on the exchange policies that apply to your plan.

  Before making an exchange, you should consider the following:

[]Before you exchange to another Vanguard fund available in your plan, you should read that fund's prospectus. Contact Vanguard's Participant Services Center, toll-free, at 1-800-523-1188 for a copy.

[]Vanguard can accept exchanges only as permitted by your plan. Your plan administrator can explain how frequently exchanges are allowed.


For Other Institutional Investors

If you have questions about Vanguard Explorer Fund, including how to establish an account, call Vanguard, toll-free, at 1-800-523-1036.

  If you have questions about an existing account, contact your Vanguard account administrator.

 Transactions

 Purchases, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your purchase, exchange, or redemption, and that Vanguard has received the appropriate assets. The price of shares bought, exchanged, or sold will be the Fund's next-determined net asset value after Vanguard has processed your request, provided your request has been received before the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time).

   Vanguard must consider the interests of all Fund shareholders and so reserves the right to:

 []Delay or reject any purchase or exchange request that may disrupt the Fund's operation or performance.

 []Revise or terminate the exchange privilege or limit the amount of an exchange, at any time, without notice.

 []Take up to seven days to deliver your redemption proceeds.

 []Pay redemption proceeds--in whole or in part--through a distribution in kind of readily marketable securities.



Accessing Fund Information by Computer

Vanguard Online(R)
www.vanguard.com

Use your personal computer to learn more about Vanguard's funds and services; keep in touch with your Vanguard accounts; map out a long-term investment strategy; initiate certain transactions; and ask questions, make suggestions, and send messages to Vanguard.

Our education-oriented website provides timely news and information about Vanguard funds and services; an online "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

     Glossary of Investment Terms


     Capital Gains Distribution

     Payment to mutual fund shareholders of gains realized during the year on securities that the fund has sold at a profit, minus any realized losses.

     Cash Reserves

     Cash deposits as well as short-term bank deposits, money market instruments, U.S. Treasury bills, bank certificates of deposit (CDs), commercial paper, and banker's acceptances.

     Common Stock

     A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

     Country Risk

     The possibility that events such as changes in regulation, political or financial troubles, or natural disasters will weaken a country's economy and cause investments in that country to lose money.

     Currency Risk

     The possibility that an American's foreign investment will lose money because of unfavorable exchange rate movements.

     Dividend Income

     Payment to shareholders of income from interest or dividends generated by a fund's investments.

     Dollar-Cost Averaging

     Investing equal amounts of money at regular intervals on an ongoing basis. This technique ensures that an investor buys fewer shares when prices are high and more shares when prices are low.

     Expense Ratio

     The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 marketing fees.

     Investment Adviser

     An organization that makes the day-to-day decisions regarding a portfolio's investments.

     Mutual Fund

     An investment company that pools the money of many people and invests it in a variety of securities in an attempt to achieve a specific objective over time.

     Net Asset Value (NAV)

     The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

     Portfolio Diversification

     Holding a variety of securities so that a portfolio's return is not hurt by the poor performance of a single security or industry.

     Principal

     The amount of your own money that you put into an investment.

     Securities

     Stocks, bonds, and other investment vehicles.

     Total Return

     A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

     Volatility

     The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

     Yield

     Current income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                    PART B

                         VANGUARD EXPLORER FUND, INC.

                      STATEMENT OF ADDITIONAL INFORMATION
                               FEBRUARY 9, 1998

  This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectus (dated February 9, 1998). To obtain the Prospec-tus please call:

                        INVESTOR INFORMATION DEPARTMENT
                                1-800-662-7447

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Objective and Policies..........................................  B-1
Purchase of Shares.........................................................  B-6
Redemption of Shares.......................................................  B-6
The Share Price of the Fund................................................  B-6
Dividends and Capital Gains Distributions..................................  B-7
Yield and Total Return.....................................................  B-8
Investment Limitations.....................................................  B-8
Management of the Fund..................................................... B-10
Investment Advisory Services............................................... B-13
Portfolio Transactions..................................................... B-22
General Information About the Fund......................................... B-23
Performance Measures....................................................... B-23
Financial Statements....................................................... B-26

                       INVESTMENT OBJECTIVE AND POLICIES

  The objective of the Fund is to provide long-term capital growth. The Fund invests primarily in the equity securities of small companies. Dividend income is expected to be incidental to this objective. There is no assurance that the Fund will achieve its stated objective. The objective of the Fund is fundamen-tal. The following policies supplement the Fund's investment policies set forth in the Prospectus.

  REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements with commercial banks, brokers or dealers either for defensive purposes due to mar-ket conditions or to generate income from its excess cash balances. A repur-chase agreement is an agreement under which the Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instru-ment. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a custodian bank until re-purchased. In addition, the Fund's Board of Directors will monitor the Fund's repurchase agreement transactions generally and will establish guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Fund. No more than an aggregate of 15% of the Fund's assets, at the time of investment, will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations. See "Restricted or Il-liquid Securities" on page 5.

  The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the un-derlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the under-lying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Fund's man-agement acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

LENDING OF SECURITIES

  The Fund may lend its portfolio securities to qualified institutional in-vestors who need to borrow securities in order to complete certain transac-tions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its portfolio securities, the Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may lend its portfolio securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms and the structure of such loans are not inconsistent with the Investment Company Act of 1940, or the Rules and Regulations or interpretations of the Securities and Exchange Com-mission thereunder, which currently require that (a) the borrower pledges and maintains with the Fund collateral consisting of cash, a letter of credit, or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower adds to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan is made subject to termination by the Fund at any time, and (d) the Fund receives reasonable interest on the loan (which may include the Fund's invest-ing any cash collateral in interest bearing short-term investments), any dis-tributions on the loaned securities and any increase in their market value. The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the Fund's total assets. Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, in-cluding the rules of the New York Stock Exchange, which rules presently re-quire the borrower, after notice, to redeliver the securities within the nor-mal settlement time of three business days. All relevant facts and circum-stances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securi-ties, subject to review by the Fund's Board of Directors.

  At the present time, the Staff of the Commission does not object if an in-vestment company pays reasonable negotiated fees in connection with loaned se-curities, so long as such fees are set forth in a written contract and ap-proved by the investment company's directors (trustees). In addition, voting rights pass with the loaned securities, but if a material event will occur af-fecting an investment on loan, the loan must be called and the securities vot-ed.

FUTURES CONTRACTS AND OPTIONS

  The Fund may enter into futures contracts, options, and options on futures contracts for several reasons: to maintain cash reserves while simulating full investment, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract is priced more attractively than the underlying equity security or index. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and under-lying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency. As-sets committed to futures contracts will be segregated at the Fund's custodian bank to the extent required by law.

  Although futures contracts by their terms call for actual delivery or ac-ceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Clos-ing out an open futures position is done by taking an opposite position ("buy-ing" a contract which has previously been "sold" or "selling" a contract pre-viously "purchased") in an identical contract to terminate the position. Bro-kerage commissions are incurred when a futures contract is bought or sold.

  Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure comple-tion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Bro-kers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.

  After a futures contract position is opened, the value of the contract is marked to the market daily. If the futures contract price changes to the ex-tent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of ex-cess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund ex-pects to earn interest income on its margin deposits.

  Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavor-able changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the underlying securities. The Fund intends to use futures contracts only for bona fide hedging purposes.

  Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of the Fund's portfolio. The Fund will only sell futures contracts to protect securi-ties it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Fund expects that approximately 75% of its futures contract purchases will be "completed;" that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.

  Although techniques other than the sale and purchase of futures contracts could be used to control the Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Fund will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

  The Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addi-tion, the Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would ex-ceed 20% of the Fund's total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

  Positions in futures contracts may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assur-ance that a liquid secondary market will exist for any particular futures con-tract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability of the Fund to hedge its portfolio effectively. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

  The risk of loss in trading futures contracts in some strategies can be sub-stantial, due to both the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and sub-stantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The Fund also bears the risk that the Advisers will incorrectly predict future market trends. However, be-cause the futures strategies of the Fund are engaged in only for hedging pur-poses, the Fund will not be subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

  Utilization of futures transactions by the Fund does involve the risk of im-perfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or re-lated option.

  Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfa-vorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

  The Fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on futures contracts held as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the con-tract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. The Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecog-nized gains on related positions held by the Fund.

  In order for the Fund to continue to qualify for federal income tax treat-ment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities and other income derived with respect to its business of investing in securities. It is anticipated that any net gain real-ized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.

  The Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures transac-tions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised on the nature of the payments.

  FOREIGN INVESTMENTS. As indicated in the Prospectus, the Fund may invest up to 20% of its assets in foreign securities and may engage in currency transac-tions with respect to such investments. Investors should recognize that in-vesting in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies.

  Country Risk. As foreign companies are not generally subject to uniform ac-counting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly avail-able information about certain foreign companies than about domestic compa-nies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

  Although the Fund will endeavor to achieve most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of the portfolio's foreign securities will be somewhat greater than the expenses for the custodial arrangements for handling U.S. securities of equal value.

  Certain foreign governments levy withholding taxes against dividend and in-terest income. Although in some countries a portion of these taxes is recover-able, the non-recovered portion of foreign withholding taxes will reduce the income the Fund receives from its foreign investments.

  Currency Risk. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the Fund permit it to enter into forward foreign currency exchange contracts in order to hedge holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

  RESTRICTED OR ILLIQUID SECURITIES. The Fund is authorized to invest up to 15% of its net assets in restricted or illiquid securities. Illiquid Securi-ties are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books. Restricted securities are those which are not registered under the Securities Act of 1933 and which are gener-ally issued in small quantities to institutional or individual investors. Re-stricted securities can be sold only in a privately negotiated transaction or after the filing of a registration statement. The market for such securities is generally illiquid.

  If the Fund chooses to sell a restricted security by filing a registration statement, the filing may involve a considerable delay, during which time the market value of the security may decline. Because of the illiquid market for restricted securities, the announcement of the Fund's decision to sell a restricted security may also depress the security's price. In certain cases, the Fund may also be obligated to pay all or part of the security's registration expenses, which may be substantial.

  Securities that are unregistered that can be sold to "qualified institu-tional buyers" in accordance with Rule 144A under the 1933 Act will not be considered illiquid for the purpose of this limitation, as long as it is de-termined by the Fund's adviser that an adequate trading market exists for the security.

                              PURCHASE OF SHARES

  The purchase price of shares of the Fund is the net asset value next deter-mined after the order is received. The net asset value is calculated as of the close of the New York Stock Exchange on each day the Exchange is open for business. An order received prior to the close of the Exchange (generally 4:00 P.M. Eastern time) will be executed at the price computed on the date of re-ceipt, and an order received after the close of the Exchange will be executed at the price computed on the next day the Exchange is open.

  The Fund reserves the right in its sole discretion (i) to suspend the offer-ing of its shares, (ii) to reject purchase orders when in the judgment of man-agement such rejection is in the best interests of the Fund, and (iii) to re-duce or waive the minimum investment for, or any other restrictions on, ini-tial and subsequent investments for certain fiduciary accounts such as em-ployee benefit plans or under circumstances where certain economies can be achieved in sales of the Fund's shares.

                             REDEMPTION OF SHARES

  The Fund may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not rea-sonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

  The Fund has made an election with the Commission to pay in cash all redemp-tions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part in readily marketable investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "The Fund's Share Price" and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

  No charge is made by the Fund for redemptions. Any redemption may be more or less than the shareholder's cost depending on the market value of the Fund's portfolio securities.

                          THE SHARE PRICE OF THE FUND

  The Fund's share price, or "net asset value" per share, is calculated by di-viding the total assets of the Fund, less all liabilities, by the total number of shares outstanding. The net asset value is deter-mined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading.

  Fund securities for which market quotations are readily available (which in-clude those securities listed on national securities exchanges, as well as those quoted on the NASDAQ Stock Market) will be valued at the last quoted sales price on the day the valuation is made. Such securities which are not traded on the valuation date are valued at the mean of the bid and ask prices. Price information on exchange-listed securities is taken from the exchange where the security is primarily traded. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to re-flect the fair market value of such securities.

  Short term instruments (those with remaining maturities of 60 days or less) may be valued at cost, plus or minus any amortized discount or premium, which approximates market value.

  Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security, but take into account institutional-size transactions in similar groups of se-curities as well as any developments related to specific securities.

  Foreign securities are valued at the last quoted sales price, according to the broadest and most representative market, available at the time the Fund is valued. If events which materially affect the value of a Fund's investment oc-cur after the close of the securities markets on which such securities are primarily traded, those investments may be valued by such methods as the Board of Directors deems in good faith to reflect fair value.

  In determining the Fund's net asset value per share, all assets and liabili-ties initially expressed in foreign currencies will be converted into U.S. dollars using the officially quoted daily exchange rates used by Morgan Stan-ley Capital International in calculating various benchmarking indices. This officially quoted exchange rate may be determined prior to or after the close of a particular securities market. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the Board of Directors.

  Other assets and securities for which no quotations are readily available or which are restricted as to sale (or resale) are valued by such methods as the Board of Directors deems in good faith to reflect the fair value.

  The share price for the Fund can be found daily in the mutual fund listings of most major newspapers under the heading of Vanguard Funds.

                   DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  The Fund's policy is to distribute annually substantially all of its net in-vestment income, if any, together with any net realized capital gains, after the close of the Fund's fiscal year. Dividend income is expected to be negli-gible, and the amount of any capital gains distributions cannot be predicted.

  Any dividend or distribution paid shortly after the purchase of shares by an investor may have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to in-come taxes.

  Unless the shareholder elects otherwise, dividends and capital gains distri-butions are paid in additional shares which are credited to the shareholder's account. Any dividend and distribution election will remain in effect until the Fund's Transfer Agent is notified by the shareholder in writing to change the election at least three days prior to the record date. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

                            YIELD AND TOTAL RETURN

  The yield of the Fund for the thirty-day period ended October 31, 1997 was 0.40%.

  The average annual total returns for the Fund for the one-, five- and ten-year periods ending October 31, 1997, were +18.93%, +16.06% and +15.73%, re-spectively. Total return is computed by determining the average compounded rates of return over the one-, five- and ten-year periods set forth above that would equate an initial amount invested at the beginning of the period to the ending redeemable value of the investment.

                            INVESTMENT LIMITATIONS

  The Fund is subject to the following restrictions which may not be changed without the approval of the lesser of (i) 67 percent or more of the voting se-curities present at a meeting if the holders of more than 50 percent of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50 percent of the outstanding voting securities of the Fund. The Fund will not:

    1) make investments in commodities or real estate, although it may pur-chase and sell securities of companies which deal in real estate or inter-ests therein, and except that the Fund may invest in stock futures con-tracts and stock options (only for hedging purposes) to the extent that not more than 5% of its assets are required as deposit to secure obligations under futures contracts and not more than 20% of its assets are invested in futures contracts and options at any time;

    2) make loans, except (i) by purchasing bonds, debentures or similar ob-ligations (including repurchase agreements) which are either publicly dis-tributed or customarily purchased by institutional investors and (ii) as provided under "Lending of Securities" (page 2);

    3) engage in the business of underwriting securities issued by others ex-cept to the extent that the Fund may technically be deemed to be an under-writer under the Securities Act of 1933, as amended, in disposing of port-folio securities;

    4) purchase or otherwise acquire illiquid securities if, as a result, more than 15% of its net assets would be invested in securities that are illiquid (included in this limitation is the Fund's investment in The Van-guard Group, Inc.);

    5) purchase securities on margin or make short sales except as specified in investment limitation No. 1 above;

    6) invest more than 25% of its assets in any one industry;

    7) invest for the purpose of exercising control over management of any company;

    8) invest its assets in the securities of other investment companies ex-cept as may be acquired as part of a merger, consolidation or acquisition of assets approved by the Fund's shareholders or otherwise to the extent permitted by Section 12 of the Investment Company Act of 1940. The Fund will invest only in investment companies which have investment objectives and investment policies consistent with those of the Fund;

    9) with respect to 75% of the value of its total assets, purchase the se-curities of any issuer (except obligations of the United States government and its instrumentalities) if as a result the Fund would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer;

    10) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value; and

    11) borrow money, except that the Fund may borrow from banks (or through reverse repurchase agreements), for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might other-wise require the untimely disposition of securities, in an amount not ex-ceeding 15% of the value of the Fund's net assets (including the amount borrowed and the value of any outstanding reverse repurchase agreements) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the Fund's net assets, the Fund will not make any additional invest-ments.

  Notwithstanding these limitations, the Fund may own all or any portion of the securities of, or make loans to, or contribute to the costs or other fi-nancial requirements of any company which will be wholly owned by the Fund and one or more other investment companies and is primarily engaged in the busi-ness of providing, at-cost, management, administrative or related services to the Fund and other investment companies. See "Management of the Fund."

  The above-mentioned limitations are considered at the time investment secu-rities are purchased.

                            MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

  The Fund's Officers, under the supervision of the Board of Directors, manage the day-to-day operations of the Fund. The Directors set broad policies for the Fund and choose its Officers. A list of the Directors and Officers of the Fund and a brief statement of their present positions and principal occupa-tions during the past five years is set forth below. The mailing address of the Fund's Directors and Officers is Post Office Box 876, Valley Forge, PA 19482.

JOHN C. BOGLE, (DOB: 5/8/1929)            ALFRED M. RANKIN, JR., (DOB:10/8/1941)
Senior Chairman and Director*             Director
 Senior Chairman and Director of The       Chairman, President, Chief
 Vanguard Group, Inc. and of each of       Executive Officer, and Director of
 the investment companies in The           NACCO Industries, Inc.; Director of
 Vanguard Group; Director of The           The BFGoodrich Company, and The
 Mead Corporation, General Accident        Standard Products Company.
 Insurance, and Chris-Craft
 Industries, Inc.                         JOHN C. SAWHILL, (DOB: 6/12/1936)
                                          Director
JOHN J. BRENNAN, (DOB: 7/29/1954)          President and Chief Executive
Chairman, Chief Executive Officer          Officer of The Nature Conservancy;
and Director*                              formerly, Director and Senior
 Chairman, Chief Executive Officer         Partner of McKinsey & Co., and
 and Director of The Vanguard Group,       President of New York University;
 Inc. and of each of the investment        Director of Pacific Gas and
 companies in The Vanguard Group.          Electric Company, Procter & Gamble
                                           Company, and NACCO Industries.
ROBERT E. CAWTHORN, (DOB: 9/28/1935)
Director                                  JAMES O. WELCH, JR., (DOB: 5/13/1931)
 Chairman Emeritus and Director of        Director
 Rhone-Poulenc Rorer, Inc.; Managing       Retired Chairman of Nabisco Brands,
 Director of Global Health Care            Inc.; Retired Vice Chairman and
 Partners/DLJ Merchant Banking             Director of RJR Nabisco; Director
 Partners; Director of Sun Company,        of TECO Energy, Inc., and Kmart
 Inc., and Westinghouse Electric           Corporation.
 Corporation.
                                          J. LAWRENCE WILSON, (DOB: 3/2/1936)
BARBARA BARNES HAUPTFUHRER, (DOB:         Director
10/11/1928) Director                       Chairman and Chief Executive
 Director of The Great Atlantic and        Officer of Rohm & Haas Company;
 Pacific Tea Company, IKON Office          Director of Cummins Engine Company,
 Solutions, Inc., Raytheon Company,        and The Mead Corporation; and
 Knight-Ridder, Inc., Massachusetts        Trustee of Vanderbilt University.
 Mutual Life Insurance Co., and
 Ladies Professional Golf                 RAYMOND J. KLAPINSKY, (DOB: 12/7/1938)
 Association; and Trustee Emerita of      Secretary*
 Wellesley College.                        Managing Director and Secretary of
                                           The Vanguard Group, Inc.; Secretary
BRUCE K. MACLAURY, (DOB: 5/7/1931)         of each of the investment companies
Director                                   in The Vanguard Group.
 President Emeritus of The Brookings
 Institution; Director of American        RICHARD F. HYLAND, (DOB: 3/22/1937)
 Express Bank, Ltd., The St. Paul         Treasurer*
 Companies, Inc., and National Steel       Treasurer of The Vanguard Group,
 Corporation.                              Inc. and of each of the investment
                                           companies in The Vanguard Group.
BURTON G. MALKIEL, (DOB: 8/28/1932)
Director                                  KAREN E. WEST, (DOB: 9/13/1946)
 Chemical Bank Chairman's Professor       Controller*
 of Economics, Princeton University;       Principal of The Vanguard Group,
 Director of Prudential Insurance          Inc.; Controller of each of the
 Co. of America, Amdahl Corporation,       investment companies in The
 Baker Fentress & Co., The Jeffrey         Vanguard Group.
 Co., and Southern New England             --------
 Telecommunications Company.               *Officers of the Fund are "inter-
                                           ested persons" as defined in the
                                           Investment Company Act of 1940.

VANGUARD GROUP

  Vanguard Explorer Fund is a member of The Vanguard Group of Investment Companies, which consists of more than 30 investment companies. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other Funds in the Group obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to some of the Vanguard Funds.

  Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings and equipment. Each Fund pays its share of Vanguard's total expenses, which are allocated among the Funds under procedures approved by the Board of Directors (Trustees) of each Fund. In addition, each Fund bears its own direct expenses, such as legal, auditing and custodian fees.

  The Fund's Officers are also Officers and employees of Vanguard. No Officer or employee owns, or is permitted to own, any securities of any external adviser for the Funds.

  The Vanguard Group adheres to a Code of Ethics established pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines substantially similar to those recommended by the mutual fund industry and approved by the U.S. Securities and Exchange Commission.

  The Vanguard Group was established and operates under a Funds' Service Agreement which was approved by the shareholders of each of the Funds. The Funds' Service Agreement provides for the following arrangement: (a) each Vanguard Fund may invest up to .40% of its current net assets in Vanguard, and
(b) there is no limit on the amount that each Vanguard Fund may contribute to Vanguard's capitalization. The amounts which each of the Funds has invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. At October 31, 1997, Vanguard Explorer Fund had contributed capital of $179,000 to Vanguard, representing 0.9% of Vanguard's capitalization.

MANAGEMENT

  Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships;
(6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Funds by third parties. During the fiscal year ended October 31, 1997, the Fund's share of Vanguard's actual net costs of operation relating to management and administrative services (including transfer agency) totaled approximately $8,743,000.

DISTRIBUTION

  Vanguard provides all distribution and marketing activities for the Funds in the Group. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., acts as Sales Agent for shares of the Funds, in connec-tion with any sales made directly to investors in the states of Florida, Mis-souri, New York, Ohio, Texas and such other states as it may be required.

  The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of the Group. The Directors and Officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Fund, and whether to organize new investment companies.

  One half of the distribution expenses of a marketing and promotional nature is allocated among the Funds based upon their relative net assets. The remain-ing one half of these expenses is allocated among the Funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group, provided, however, that no Fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional na-ture shall exceed 125% of the average distribution expense rate for the Group, and that no Fund shall incur annual distribution expenses in excess of .20 of 1% of its average month-end net assets. During the fiscal year ended October 31, 1997, the Fund paid approximately $520,000 of the Group's distribution and marketing expenses, which represented an effective annual rate of .02 of 1% of the Fund's average net assets.

INVESTMENT ADVISORY SERVICES

  Vanguard also provides investment advisory services to: Vanguard Money Market Reserves; Vanguard Treasury Fund; Vanguard Municipal Bond Fund; several Portfolios of Vanguard Fixed Income Securities Fund; Vanguard Bond Index Fund; Vanguard California Tax-Free Fund; Vanguard New Jersey Tax-Free Fund; Vanguard Florida Insured Tax-Free Fund; Vanguard New York Tax-Free Fund; Vanguard Pennsylvania Tax-Free Fund; Vanguard Ohio Tax-Free Fund; Vanguard Index Trust; Vanguard International Equity Index Fund; Vanguard Balanced Index Fund; Vanguard Explorer Fund; Vanguard Institutional Index Fund; several Portfolios of Vanguard Variable Insurance Fund; Vanguard Admiral Funds; Vanguard Tax-Managed Fund; Aggressive Growth Portfolio of Vanguard Horizon Fund; the Total International Portfolio of Vanguard STAR Fund; the REIT Index Portfolio of Vanguard Specialized Portfolios; a portion of Vanguard/Windsor II; and a portion of Vanguard/Morgan Growth Fund. Vanguard also provides investment advisory services to several indexed separate accounts. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the Funds utilizing these services.

REMUNERATION OF DIRECTORS AND OFFICERS

  The Fund pays each Director, who is not also an Officer, an annual fee plus travel and other expenses incurred in attending Board meetings. The Fund's Of-ficers and employees are paid by Vanguard which, in turn, is reimbursed by the Fund, and each other Fund in the Group, for its proportionate share of Offi-cers' and employees' salaries and retirement benefits.

  During the fiscal year ended October 31, 1997, the Fund paid approximately $7,000 in Directors' fees and expenses to its "non-interested" Directors. The Fund's proportionate share of remuneration paid by Vanguard (and reimbursed by the Fund) during the fiscal year to all Officers of the Fund, as a group, was approximately $53,655.

  Under its retirement plan, Vanguard contributes annually an amount equal to 10% of each eligible Officer's annual compensation plus 7% of that part of the eligible Officer's compensation during the year, if any, that exceeds the So-cial Security Taxable Wage Base then in effect. Under Vanguard's thrift plan, all eligible Officers are permitted to make pre-tax basic contributions in a maximum amount equal to 4% of total compensation which are matched by Vanguard on a 100% basis. Directors who are not Officers are paid an annual fee based on the number of years of service on the board, up to 15 years of service, upon retirement. The fee is equal to $1,000 for each year of service and each investment company member of The Vanguard Group contributes a proportionate amount to this fee based on its relative net assets. This fee is paid, subse-quent to a Director's retirement, for a period of ten years or until the death of a retired Director. The Fund's proportionate share of retirement benefits paid by Vanguard on behalf of all eligible Officers of the Fund, as a group, during the fiscal year ended October 31, 1997 was approximately $1,350.

  The following table provides detailed information with respect to the amounts paid or accrued for the Directors for the fiscal year ended October 31, 1997.

                            VANGUARD EXPLORER FUND
                              COMPENSATION TABLE

                                            PENSION OR                 TOTAL
                                            RETIREMENT  ESTIMATED  COMPENSATION
                                             BENEFITS     ANNUAL     FROM ALL
                               AGGREGATE    ACCRUED AS   BENEFITS    VANGUARD
                              COMPENSATION PART OF FUND    UPON    FUNDS PAID TO
NAMES OF DIRECTORS             FROM FUND     EXPENSES   RETIREMENT DIRECTORS(2)
------------------            ------------ ------------ ---------- -------------
John C. Bogle(1).............      --           --           --           --
John J. Brennan(1)...........      --           --           --           --
Barbara Barnes Hauptfuhrer...     $796         $115      $15,000      $70,000
Robert E. Cawthorn...........     $796         $ 96      $13,000      $70,000
Bruce K. MacLaury............     $846         $109      $12,000      $65,000
Burton G. Malkiel............     $801         $ 77      $15,000      $70,000
Alfred M. Rankin, Jr.........     $796         $ 60      $15,000      $70,000
John C. Sawhill..............     $796         $ 72      $15,000      $70,000
James O. Welch, Jr...........     $796         $ 88      $15,000      $70,000
J. Lawrence Wilson...........     $796         $ 64      $15,000      $70,000

--------
(1) As "Interested Directors," Messrs. Bogle and Brennan receive no compensation for their service as directors.
(2) The amounts reported in this column reflect the total compensation paid to each Director for his or her service as Director or Trustee of 35 Vanguard Funds (34 in the case of Mr. Malkiel; 28 in the case of Mr. MacLaury).

                         INVESTMENT ADVISORY SERVICES

  The Fund currently uses four separate investment advisers, each of whom man-ages the investment and reinvestment of a portion of the Fund's assets. Until February 28, 1990, when the Fund acquired the assets of Explorer II, WMC was sole investment adviser to the Fund (then known simply as Explorer Fund), and Granahan served as sole investment adviser to Explorer II, the acquired fund. Chartwell Investment Partners and The Vanguard Group Inc. were added as advis-ers August 1, 1997.

  The proportion of the net assets of the Fund managed by each adviser was es-tablished by the Board of Directors and may be changed in the future by the Board of Directors as circumstances warrant. Investors will be advised of any substantive change in the proportions managed by each adviser. Because the Fund uses four advisers it is possible that the advisers would purchase or sell the same security at the same time. Such a situation might result in in-creased brokerage costs or adverse tax consequences to the Fund. The Board of Directors monitors portfolio activity in order to minimize any possible ad-verse consequences.

WELLINGTON MANAGEMENT COMPANY, LLP

  The Fund has entered into an advisory agreement with WMC under which WMC manages the investment and reinvestment of a portion of the Fund's assets (the "WMC Portfolio") and continuously reviews, supervises and administers the Fund's investment program with respect to those assets. As of October 31, 1997, WMC managed approximately 30% of the Fund's net assets. WMC discharges its responsibilities subject to the control of the Officers and Directors of the Fund.

  WMC is a professional investment counseling firm which globally provides in-vestment services to investment companies, other institutions and individuals. WMC is a Massachusetts limited liability partnership of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John
R. Ryan.

  WMC and its predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment counseling cli-ents since 1960.

  Kenneth L. Abrams, Senior Vice President of WMC, serves as portfolio manager of the assets of the Fund assigned to WMC. Mr. Abrams has been employed by WMC for twelve years and has served as portfolio manager of the Fund since 1994.

  The Fund pays WMC a Basic Fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of the WMC Portfolio for the quarter:

   NET ASSETS                                                              RATE
   ----------                                                              -----
   First $500 million..................................................... .250%
   Next $250 million...................................................... .200%
   Next $250 million...................................................... .150%
   Assets in excess of $1 billion......................................... .100%

  The Basic Fee, as provided above, shall be increased or decreased by apply-ing an incentive/penalty fee adjustment based on the investment performance of the WMC Portfolio relative to the investment performance of the Small Company Growth Fund Stock Index (the "Index")(1).

  The following table sets forth the adjustment factors to the base advisory fee payable by the Fund to WMC under this investment advisory agreement:

                              CUMULATIVE 36-MONTH
                         PERFORMANCE VERSUS THE INDEX

                                                                PERFORMANCE FEE
                                                                 ADJUSTMENT(2)
                                                               -----------------
Trails by -12% or more........................................ -0.50 X Basic Fee
Trails by more than -6% up to -12%............................ -0.25 X Basic Fee
Trails/exceeds from -6% through 6%............................  0.00 X Basic Fee
Exceeds by more than 6% but less than 12%..................... +0.25 X Basic Fee
Exceeds by 12% or more........................................ +0.50 X Basic Fee

  For the purpose of determining the fee adjustment for investment perfor-mance, as described above, the net assets of the WMC Portfolio shall be aver-aged over the same period as the investment performance of the WMC Portfolio and the investment record of the Index are computed.

  Under the rules of the Securities and Exchange Commission, and as a result of a prior advisory agreement dated August 1, 1996, the current incentive/penalty fee will not be fully operable until the quarter ending July 31, 1999. Until that date, a "blended" fee rate consisting of varying percent-ages of (i) the performance adjustment based on the schedule set forth above (the "current rate"), and (ii) the
--------
(1) For purposes of this calculation, the basic fee is calculated by applying the quarterly rate against the Fund's average net assets over the same time period that performance is measured.
(2) Prior to July 31, 1997, WMC's fees were calculated by using the Russell 2000 Index as a performance benchmark. Beginning with the quarter-ending October 31, 1997, the "new" benchmark (Small Company Growth Fund Stock Index) will be phased in over a 36-month period by calculating WMC's incentive/penalty fee based on the linked performance of new and old benchmarks.

performance adjustment based on the schedule set forth in the Fund's previous investment advisory agreement with WMC(1) (the "previous rate") shall be used as follows:

      1. QUARTER ENDING APRIL 30, 1997. The incentive/penalty fee shall be calculated as the sum of 25% of the fee payable under the new rate plus 75% of the fee payable under the previous rate.

      2. QUARTER ENDING JULY 31, 1997. The incentive/penalty fee shall be calculated as the sum of 33% of the fee payable under the new rate plus 67% of the fee payable under the previous rate.

      3. QUARTER ENDING OCTOBER 31, 1997. The incentive/penalty fee shall be calculated as the sum of 41.6% of the fee payable under the new rate plus 58.4% of the fee payable under the previous rate.

      4. QUARTER ENDING JANUARY 31, 1998. The incentive/penalty fee shall be calculated as the sum of 50% of the fee payable under the new rate plus 50% of the fee payable under the previous rate.

      5. QUARTER ENDING APRIL 30, 1998. The incentive/penalty fee shall be calculated as the sum of 58.4% of the fee payable under the new rate plus 41.6% of the fee payable under the previous rate.

      6. QUARTER ENDING JULY 31, 1998. The incentive/penalty fee shall be calculated as the sum of 67% of the fee payable under the new rate plus 33% of the fee payable under the previous rate.

      7. QUARTER ENDING OCTOBER 31, 1998. The incentive/penalty fee shall be calculated as the sum of 75% of the fee payable under the new rate plus 25% of the fee payable under the previous rate.

      8. QUARTER ENDING JANUARY 31, 1999. The incentive/penalty fee shall be calculated as the sum of 83.3% of the fee payable under the new rate plus 16.7% of the fee payable under the previous rate.

      9. QUARTER ENDING APRIL 30, 1999. The incentive/penalty fee shall be calculated as the sum of 91.7% of the fee payable under the new rate plus 8.3% of the fee payable under the previous rate.

      10. QUARTER ENDING JULY 31, 1999. New rate fully operable.

  The investment performance of the WMC Portfolio for any period, expressed as a percentage of the "WMC Portfolio unit value" at the beginning of such peri-od, is the sum of: (i) the change in the WMC Portfolio unit value during such period; (ii) the unit value of the Fund's cash distributions from the WMC Portfolio net investment income and realized net capital gains (whether long-term or short-term) having an ex-dividend date occurring within such period; and (iii) the unit value of capital gains taxes
--------
(1) The previous incentive/penalty fee structure provided that the Basic Fee be increased or decreased by an amount equal to .0375% per annum (.009375 of 1% per quarter) of the average month-end assets if the Fund's investment performance for the 36 months preceding the end of the quarter was between 6 and 12 percentage points above or below, respectively, the investment record of the Russell 2000 Small Company Stock Index and .075% per annum (.01875 of 1% per quarter) of the average month-end assets of the Fund if the Fund's investment performance for the 36 months preceding the end of the quarter was twelve percentage points or more above or below, respectively, the investment record of the Russell 2000 Small Company Stock Index.

paid or accrued during such period by the Fund for undistributed realized long-term capital gains realized from the WMC Portfolio.

  The "WMC Portfolio unit value" is determined by dividing the total net as-sets of the WMC Portfolio by a given number of units. Pursuant to the Fund's investment advisory agreement with WMC dated February 28, 1990, the number of units in the WMC Portfolio originally equaled the total shares outstanding of the Fund on that date. Subsequently, as assets have been added to or withdrawn from the WMC Portfolio, the number of units of the WMC Portfolio has been and shall continue to be adjusted based on the unit value of the WMC Portfolio on the day such changes are executed.

  The investment record of the Index or Russell 2000 for any period, expressed as a percentage of the Index or Russell 2000 at the beginning of such period, is the sum of (i) the change in the level of the Index or Russell 2000 during such period and (ii) the value, computed consistently with the Index or Rus-sell 2000, of cash distributions having an ex-dividend date occurring within such period made by companies whose securities comprise the Index or Russell 2000. For this purpose, cash distributions on the securities which comprise the Small Company Growth Stock Index shall be treated as reinvested in the In-dex or Russell 2000 as applicable at least as frequently as the end of each calendar quarter following the payment of the dividend.

  For the purposes of determining the fee adjustment for investment perfor-mance, the net assets of the WMC Portfolio are averaged over the same period as the investment performance of the WMC Portfolio and the investment record of the linked return of the Russell 2000 and the Index is computed.

  Any computation of the investment performance of the WMC Portfolio and the investment record of the Russell 2000 and Indexes shall be subject to and in accordance with any then applicable rules of the Securities and Exchange Com-mission.

  During the fiscal years ended October 31, 1995, 1996, and 1997, the Fund paid WMC approximately the following advisory fees:

                                                1995        1996       1997
                                             ----------  ---------- ----------
   Basic Fee................................ $1,698,254  $1,922,594 $1,950,387
   Increase (Decrease) for Performance
    Adjustment..............................    (44,661)      6,708    (89,408)
                                             ----------  ---------- ----------
     Total.................................. $1,653,593  $1,929,302 $1,860,979
                                             ==========  ========== ==========

  These fees were paid under a previous fee schedule that provided for a higher rate of fees.

                     GRANAHAN INVESTMENT MANAGEMENT, INC.

  On February 28, 1990, effective with the acquisition of the assets of Ex-plorer II, the Fund retained Granahan Investment Management, Inc. ("Granahan") as a second investment adviser. Under its advisory agreement with the Fund, Granahan manages the investment and reinvestment of a portion of the Fund's assets (the "Granahan Portfolio") and continuously reviews, supervises and ad-ministers the Fund's investment program with respect to those assets. As of October 31, 1997, Granahan managed approximately 48% of the Fund's net assets. Granahan discharges its responsibilities subject to the control of the Offi-cers and Directors of the Fund.

  Granahan Investment Management, Inc., is an investment advisory firm spe-cializing in small company stock investments. Mr. John Granahan is the Presi-dent and major stockholder of Granahan Investment Management, Inc.

  The Fund pays Granahan a Basic Fee at the end of each fiscal quarter, calcu-lated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of the Granahan Portfolio for the quarter:

   NET ASSETS                                                              RATE
   ----------                                                              ----
   First $500 million..................................................... .300%
   Next $250 million...................................................... .200%
   Next $250 million...................................................... .150%
   Assets in excess of $1 billion......................................... .100%

  The Basic Fee paid to Granahan may be increased or decreased by applying an adjustment formula based on the investment performance of the net assets of the Granahan Portfolio. Such formula provides for an increase or decrease in Granahan's Basic Fee in an amount equal to .075% per annum (.01875 per quar-ter) of the average month-end net assets of the Granahan Portfolio if the in-vestment performance of the Granahan Portfolio for the thirty-six months pre-ceding the end of the quarter is twelve percentage points or more above or be-low, respectively, the investment record of the Index for the same period; or by an amount equal to .0375% per annum (.009375 of 1% per quarter) if the in-vestment performance of the Granahan Portfolio for such thirty-six months is six or more but less than twelve percentage points above or below, respective-ly, the investment record of the Index for the same period.(1) The incentive portion of the fee may be earned even if the performance of the Granahan Port-folio for the period is negative provided that the Portfolio's performance ex-ceeds the Index by the required percentage.

  The investment performance of the Granahan Portfolio for any period, ex-pressed as a percentage of the "Granahan Portfolio unit value" at the begin-ning of such period, is the sum of: (i) the change in the Granahan Portfolio unit value during such period; (ii) the unit value of the Fund's cash distri-butions from the Granahan Portfolio net investment income and realized net capital gains (whether long-term or short-term) having an ex-dividend date oc-curring within such period; and (iii) the unit value of capital gains taxes paid or accrued during such period by the Fund for undistributed realized long-term capital gains realized from the Granahan Portfolio.

  The "Granahan Portfolio unit value" is determined by dividing the total net assets of the Granahan Portfolio by a given number of units. Pursuant to the Fund's investment advisory agreement with Granahan dated February 28, 1990, the number of units in the Granahan Portfolio originally equalled the total shares outstanding of the Fund on that date. Subsequently, as assets have been added to or withdrawn from the Granahan Portfolio, the number of units of the Granahan Portfolio has been, and shall continue to be, adjusted based on the unit value of the Granahan Portfolio on the day such changes are executed.

  The investment record of the Small Company Growth Fund Stock Index or Rus-sell 2000 for any period, expressed as a percentage of the Index or Russell 2000 at the beginning of such period, is the sum of (i) the change in the level of the Index or Russell 2000 during such period and (ii) the value, com-puted consistently with the Index or Russell 2000, of cash distributions hav-ing an ex-dividend date occurring within such period made by companies whose securities comprise the Index or Russell 2000. For this purpose cash distribu-tions on the securities which comprise the Index or Russell 2000 shall be treated as reinvested in the Index or Russell 2000, as applicable, at least as frequently as the end of each calendar quarter following the payment of the dividend.

--------
(1) Prior to July 31, 1997, Granahan's fees were calculated by using the Russell 2000 Index as a performance benchmark. Beginning with the quarter-ending October 31, 1997, the "new" benchmark (Small Company Growth Fund Stock Index) will be phased in over a 36-month period by calculating Granahan's incentive/penalty fee based on the linked performance of the new and old benchmarks.

  For the purposes of determining the fee adjustment for investment perfor-mance, the net assets of the Granahan Portfolio are averaged over the same pe-riod as the investment performance of the Granahan Portfolio and the invest-ment record of the linked return of the Russell 2000 and Index is computed.

  The Index shall not be fully operable as the performance benchmark used to determine Granahan's performance fee adjustment until the quarter ending July 31, 2000. Until that date, Granahan's performance fee adjustment shall be de-termined by linking the investment performance of the Index and that of the Russell 2000 Small Company Stock Index (the "Russell 2000") as follows:

    1. QUARTER ENDING OCTOBER 31, 1997. Granahan's performance fee adjustment shall be determined by linking the investment performance of the Russell 2000 for the eleven quarters ending July 31, 1997 with that of the Index for the quarter ending October 31, 1997.

    2. QUARTER ENDING JANUARY 31, 1998. Granahan's performance fee adjustment shall be determined by linking the investment performance of the Russell 2000 for the ten quarters ending July 31, 1997 with that of the Index for the two quarters ending January 31, 1998.

    3. QUARTER ENDING APRIL 30, 1998. Granahan's performance fee adjustment shall be determined by linking the investment performance of the Russell 2000 for the nine quarters ending July 31, 1997 with that of the Index for the three quarters ending April 30, 1998.

    4. QUARTER ENDING JULY 31, 1998. Granahan's performance fee adjustment shall be determined by linking the investment performance of the Russell 2000 for the eight quarters ending July 31, 1997 with that of the Index for the four quarters ending July 31, 1998.

    5. QUARTER ENDING OCTOBER 31, 1998. Granahan's performance fee adjustment shall be determined by linking the investment performance of the Russell 2000 for the seven quarters ending July 31, 1997 with that of the Index for the five quarters ending October 31, 1998.

    6. QUARTER ENDING JANUARY 31, 1999. Granahan's performance fee adjustment shall be determined by linking the investment performance of the Russell 2000 for the six quarters ending July 31, 1997 with that of the Index for the six quarters ending January 31, 1999.

    7. QUARTER ENDING APRIL 30, 1999. Granahan's performance fee adjustment shall be determined by linking the investment performance of the Russell 2000 for the five quarters ending July 31, 1997 with that of the Index for the seven quarters ending April 30, 1999.

    8. QUARTER ENDING JULY 31, 1999. Granahan's performance fee adjustment shall be determined by linking the investment performance of the Russell 2000 for the four quarters ending July 31, 1997 with that of the Index for the eight quarters ending July 31, 1999.

    9. QUARTER ENDING OCTOBER 31, 1999. Granahan's performance fee adjustment shall be determined by linking the investment performance of the Russell 2000 for the three quarters ending July 31, 1997 with that of the Index for the nine quarters ending October 31, 1999.

    10. QUARTER ENDING JANUARY 31, 2000. Granahan's performance fee adjust-ment shall be determined by linking the investment performance of the Rus-sell 2000 for the two quarters ending July 31, 1997 with that of the Index for the ten quarters ending January 31, 2000.

    11. QUARTER ENDING APRIL 30, 2000. Granahan's performance fee adjustment shall be determined by linking the investment performance of the Russell 2000 for the quarter ending July 31, 1997 with that of the Index for the eleven quarters ending April 30, 2000.

    12. QUARTER ENDING JULY 31, 2000. The Index shall be fully operable.

  Any computation of the investment performance of the Granahan Portfolio and the investment record of the Russell 2000 shall be subject to and in accor-dance with any then applicable rules of the Securities and Exchange Commis-sion.

  During the fiscal years ended October 31, 1995, 1996 and 1997, the Fund paid Granahan approximately the following advisory fees:

                                                 1995       1996       1997
                                              ---------- ---------- ----------
   Basic Fee................................. $1,799,069 $2,389,787 $2,532,966
   Increase (Decrease) for Performance
    Adjustment...............................     69,595    386,752   (242,952)
                                              ---------- ---------- ----------
     Total................................... $1,868,664 $2,776,539 $2,290,014
                                              ========== ========== ==========

  These fees were paid under a previous fee schedule that provided for a higher rate of fees.

                         CHARTWELL INVESTMENT PARTNERS

  The Fund also employs Chartwell Investment Partners ("Chartwell") under an investment advisory agreement dated as of August 1, 1997 to manage the invest-ment and reinvestment of approximately 10% of the Fund's assets. Chartwell discharges its responsibilities subject to the control of the Officers and Di-rectors of the Fund.

  For the services provided by Chartwell under the advisory agreement the Fund will pay Chartwell a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of the Chartwell Portfolio for the quar-ter:

   NET ASSETS                                                              RATE
   ----------                                                              ----
   First $250 million..................................................... 0.40%
   Next $250 million...................................................... 0.30%
   Over $500 million...................................................... 0.20%

  Effective with the quarter ending July 31, 1998 the Basic Fee, as provided above, shall be increased or decreased by applying an incentive/penalty fee adjustment based on the investment performance of the Chartwell Portfolio rel-ative to the investment performance of the Small Company Growth Fund Stock In-dex. The following table sets forth the fee payable by the Fund to Chartwell based upon the incentive/penalty adjustment:

   THREE-YEAR CUMULATIVE
   PERFORMANCE DIFFERENTIAL                                     PERFORMANCE FEE
   VERSUS SCGFSI                                                  ADJUSTMENT*
   ------------------------                                    -----------------
   Trails by -12% or more..................................... -0.20 X Basic Fee
   Trails by more than -6% up to -12%......................... -0.10 X Basic Fee
   Trails/exceeds from -6 through +6..........................  0.00 X Basic Fee
   Exceeds by more than 6% but less than 12%.................. +0.10 X Basic Fee
   Exceeds by 12% of more..................................... +0.20 X Basic Fee

--------
* For purposes of this calculation, the Basic Fee is calculated by applying the quarterly rate against the Fund's average net assets over the same time period which the performance is measured.


  Through the quarter ending July 31, 2000, the incentive/penalty fee for Chartwell will be calculated according to the following transition rules:

    (A) AUGUST 1, 1997 THROUGH APRIL 30, 1998. Beginning with the quarter ending October 31, 1997 and through the quarter ending April 30, 1998, there will be no Performance Fee Adjustment.

    (B) MAY 1, 1998 THROUGH JULY 31, 2000. Beginning with the quarter ending July 31, 1998 and through the quarter ending July 31, 2000, the Performance Fee Adjustment will be computed based upon a comparison of the investment performance of the Chartwell Portfolio and that of the Index over the num-ber of quarters that have elapsed between August 1, 1997 and the end of the quarter for which the fee is computed. During this period, the number of percentage points by which the investment performance of the Chartwell Portfolio must exceed or trail the investment performance of the Index at each Performance Fee Adjustment level shall be determined on the basis of a fraction applied to the performance differentials shown in the above table. For each quarter, this fraction shall equal the number of quarters elapsed since August 1, 1997 divided by twelve.

    (C) ON AND AFTER JULY 31, 2000. For the quarter ending July 31, 2000 and thereafter, the period used to calculate the Performance Fee Adjustment shall be the 36 months through the end of the quarter for which the fee is being computed and the number of percentage points used shall be as stated in the table above.

  The investment performance of the Portfolio, for any period, expressed as a percentage of the "Portfolio Unit Value" at the beginning of such period, will be the sum of: (i) the change in the Portfolio Unit Value during such period;
(ii) the unit value of the Fund's cash distributions from the Portfolio's net investment income and realized net capital gains (whether long-term or short-term) having an ex-dividend date occurring within such period; and (iii) the unit value of taxes paid including withholding taxes and capital gains taxes paid or accrued during such period by the Fund for undistributed realized long-term capital gains realized from the Portfolio.

  The "Portfolio Unit Value" will be determined by dividing the total net as-sets of the Portfolio by a given number of units. On the initial date of the agreement, the number of units in the Portfolio will equal the total shares outstanding of the Fund. After such initial date, as assets are added to or withdrawn from the Portfolio, the number of units of the Portfolio will be ad-justed based on the unit value of the Portfolio on the day such changes are executed.

  For the purposes of determining the incentive/penalty fee adjustment, the Portfolio's net assets will be averaged over the same time period as the in-vestment performance of those assets and the investment record of the Small Company Growth Fund Stock Index are computed.

  For the period August 1, 1997 to October 31, 1997, the Fund paid Chartwell Investment Partners the following advisory fee:

   Basic Fee........................................................... $202,329
   Increase (Decrease) for Performance Adjustment......................        0
                                                                        --------
     Total............................................................. $202,329
                                                                        ========

          DURATION AND TERMINATION OF INVESTMENT ADVISORY AGREEMENTS

  The Fund's current agreements with WMC, Granahan and Chartwell continue in effect until July 31, 1999. The agreements will be renewable thereafter for successive one year periods, only if each renewal is specifically approved by a vote of the Fund's Board of Directors, including the affirmative votes of a majority of the Directors who are not parties to the contract or "interested persons" (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approv-al. In addition, the question of continuance of an investment advisory agree-ment may be presented to the shareholders of the Fund; in such event, such continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of the Fund. An agreement is au-tomatically terminated if assigned, and may be terminated without penalty at any time (1) either by vote of the Board of Directors of the Fund or by vote of its outstanding voting securities on 60 days' written notice to the advis-er, or (2) by the adviser upon 90 days' written notice to the Fund.

             MORE INFORMATION ON ADVISERS' INCENTIVE PENALTY FEES

  In April 1972, the Securities and Exchange Commission ("SEC") issued Release No. 7113 under the Investment Company Act of 1940 to call the attention of di-rectors and investment advisers to certain factors which must be considered in connection with investment company incentive fee arrangements. One of these factors is to "avoid basing significant fee adjustments upon random or insig-nificant differences" between the investment performance of a fund and that of the particular index with which it is being compared. The Release provides that "preliminary studies (of the SEC staff) indicate that as a "rule of thumb' the performance difference should be at least P10 percentage points" annually before the maximum performance adjustment may be made. However, the Release also states that "because of the preliminary nature of these studies, the Commission is not recommending, at this time, that any particular perfor-mance difference exist before the maximum fee adjustment may be made." The Re-lease concludes that the directors of a fund should satisfy themselves that the maximum performance adjustment will be made only for performance differ-ences that can reasonably be considered "significant." The Board of Directors of Vanguard Explorer Fund has fully considered the SEC Release and believes that the performance adjustments as included in the above mentioned agreements are appropriate, although not within the P10 percentage point per year range suggested in the Release. Under the proposed investment advisory agreement be-tween Vanguard Explorer Fund and Granahan, and Vanguard Explorer Fund and WMC, the maximum performance adjustment is made at a difference of P12 percentage points from the performance of the index over a thirty-six month period, which would effectively be the equivalent of approximately P4 percentage points dif-ference per year.

                           THE VANGUARD GROUP, INC.

  Vanguard's Core Management Group provides investment advisory services on an at-cost basis with respect to 10% of Vanguard Explorer Fund's assets. The Core Management Group employs a quantitative investment approach that uses computer techniques to track--and, if possible, outperform--a specific market standard. For Explorer Fund, this market standard is the Small Company Growth Fund Stock Index, which is made up of stocks held by the nation's 25 largest small com-pany funds.

  The Core Management Group also provides investment advisory services to sev-eral Vanguard Funds, including Vanguard Index Trust, Vanguard Balanced Index Fund, the Aggressive Growth Portfolio of Vanguard Horizon Fund, the REIT Index Portfolio of Vanguard Specialized Portfolios, Vanguard International Equity Index Fund, Vanguard Institutional Index Fund, the Total International Portfo-lio of Vanguard STAR Fund, the Equity Index Portfolio of Vanguard Variable In-surance Fund, the Growth and Income and Capital Appreciation Portfolios and the equity portion of the Balanced Portfolio of Vanguard Tax-Managed Fund, a portion of Vanguard/Windsor II Fund's assets, a portion of Vanguard/Morgan Growth Fund's assets, as well as several indexed separate accounts. The Core Management Group is supervised by the Officers of the Fund.

  Vanguard also manages the Fund's cash reserves. Vanguard is supervised by the Officers of the Fund.

  The Fund's Board of Directors may, without the approval of shareholders, provide for:

    A. The employment of a new investment adviser pursuant to the terms of a new advisory agreement, either as a replacement for an existing adviser or as an additional adviser.

    B. A change in the terms of an advisory agreement.

    C. The continued employment of an existing adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the adviser.

  Any such change will only be made upon not less than 30 days' prior written notice to shareholders, which shall include the information concerning the ad-viser that would have normally been included in a proxy statement.

                            PORTFOLIO TRANSACTIONS

  The Advisers are authorized (with the approval of the Fund's Board of Direc-tors) to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and direct the advisers to use their best efforts to obtain the best available price and most favorable exe-cution as to all transactions for the Fund. The Advisers have undertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the cir-cumstances.

  In placing portfolio transactions, the Advisers will use their best judgment to choose the broker most capable of providing the brokerage services neces-sary to obtain best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical infor-mation and provide other services in addition to execution services to the Fund and/or the Advisers. The Advisers consider such information useful in the performance of their obligations under the agreements but are unable to deter-mine the amount by which such services may reduce their expenses.

  The investment advisory agreements also incorporate the concepts of Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Fund's Board of Directors, the Advisers may cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for ef-fecting the same transaction; provided that such commission is deemed reason-able in terms of either that particular transaction or the overall responsi-bilities of the Advisers to the Fund and the other Funds in the Group.

  Currently, it is the Fund's policy that the Advisers may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that other-wise might not be available. The Advisers will only pay such higher commis-sions if they believe this to be in the best interest of the Fund. Some bro-kers or dealers who may receive such higher commissions in recognition of bro-kerage services related to execution of securities transactions are also prov-iders of research information to the Advisers and/or the Fund. However, the Advisers have informed the Fund that they will not pay higher commission rates specifically for the purpose of obtaining research services.

  Since the Fund does not market its shares through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of the volume of sales of the Fund's shares which may be through such firms. However, the Fund may place portfolio orders with quali-fied broker-dealers who recommend the Fund to other clients, or who act as agents in the purchase of the Fund's shares for their clients, and may, when a number of brokers and dealers can provide comparable best price and execution on a particular transaction, consider the sale of Fund shares by a broker or dealer in selecting among qualified broker-dealers.

  During the fiscal years ended October 31, 1995, 1996 and 1997, the Fund paid $1,889,236, $1,804,896 and $3,057,037 in brokerage commissions, respectively.

  Some securities considered for investment by the Fund may also be appropri-ate for other Funds and/or clients served by the Advisers. If purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other Funds or clients served by the advisers are considered at or about the same time, transactions in such securities will be allocated among the several Funds and clients in a manner deemed equitable by the Advis-ers.

                      GENERAL INFORMATION ABOUT THE FUND

DESCRIPTION OF SHARES AND VOTING RIGHTS

  The Fund was established under Pennsylvania law under a Declaration of Trust dated April 17, 1984. The Fund was reorganized as a Maryland corporation on December 31, 1986. On February 28, 1990, the Fund acquired the assets of Ex-plorer II, Inc., an investment company that was a member of The Vanguard Group and that had investment objectives and policies similar to those of the Fund. Also, on that date the Fund retained Granahan Investment Management Inc., in-vestment adviser to Explorer II, as the Fund's second adviser and adopted its new name.

  The Fund's Amended and Restated Articles of Incorporation permit the Direc-tors to issue 100,000,000 shares of common stock, with a $.001 par value. The Board of Directors has the power to designate one or more classes ("Portfo-lios") of shares of common stock and to classify or reclassify any unissued shares with respect to such Portfolios. Currently, the Fund is offering one class of shares.

  The shares of the Fund are fully paid and nonassessable, and have no prefer-ences as to conversion, exchange, dividends, retirement or other features. The shares have no pre-emptive rights. Such shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund.

                             PERFORMANCE MEASURES

  Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.

  The Fund may use one or more, either singularly or in a composite, of the following unmanaged indexes for comparative performance purposes:

  SMALL COMPANY GROWTH FUND STOCK INDEX--is composed of the various common stocks that are held in the 25 largest small company stock mutual funds, using year-end net assets, monitored by Morningstar, Inc. Under an agreement with the Fund, Morningstar, Inc. maintains the composition of the Index and its to-tal return each quarter. Neither The Vanguard Group, Inc., WMC, Granahan nor Chartwell are affiliated with Morningstar in any way.

  STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX--is a well-diversified list of 500 companies representing the U.S. Stock Market.

  STANDARD & POOR'S MIDCAP 400 INDEX--is composed of 400 medium sized domestic stocks.

  STANDARD & POOR'S/BARRA 600 VALUE INDEX--contains stocks of the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.

  STANDARD & POOR'S/BARRA 600 GROWTH INDEX--contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.

  RUSSELL 1000 VALUE INDEX--consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.

  WILSHIRE 5000 EQUITY INDEX--consists of more than 7,000 common equity secu-rities, covering all stocks in the U.S. for which daily pricing is available.

  WILSHIRE 4500 EQUITY INDEX--consists of all stocks in the Wilshire 5000 ex-cept for the 500 stocks in the Standard & Poor's 500 Index.

  MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX--is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia, Asia, and the Far East.

  GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX--currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convert-ible issues of $100 million or greater in market capitalization. The index is priced monthly.

  SALOMON BROTHERS GNMA INDEX--includes pools of mortgages originated by pri-vate lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

  SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX--consists of publicly is-sued, non-convertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

  LEHMAN LONG-TERM TREASURY BOND INDEX--is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

  MERRILL LYNCH CORPORATE & GOVERNMENT BOND INDEX--consists of over 4,500 U.S. Treasury, agency and investment grade corporate bonds.

  LEHMAN CORPORATE (BAA) BOND INDEX--all publicly offered fixed rate, noncon-vertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.

  LEHMAN BROTHERS LONG-TERM CORPORATE BOND INDEX--is a subset of the Lehman Corporate Bond Index covering all corporate, publicly issued, fixed-rate, non-convertible U.S. debt issues rated at least Baa, with at least $50 million principal outstanding and maturity greater than 10 years.

  BOND BUYER MUNICIPAL BOND INDEX--is a yield index on current coupon high-grade general obligation municipal bonds.

  STANDARD & POOR'S PREFERRED INDEX--is a yield index based upon the average yield of four high-grade, noncallable preferred stock issues.

  NASDAQ INDUSTRIAL INDEX--is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not in-clude income.

  COMPOSITE INDEX--70% Standard & Poor's 500 Index and 30% NASDAQ Industrial Index.

  COMPOSITE INDEX--65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index.

  COMPOSITE INDEX--65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index, 12.5% Standard & Poor's Utilities Index and 12.5% Standard & Poor's Telephone Index).

  LEHMAN LONG-TERM CORPORATE AA OR BETTER BOND INDEX--consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt rated AA or AAA.

  LEHMAN BROTHERS AGGREGATE BOND INDEX--is a market-weighted index that con-tains individually priced U.S. Treasury, agency, corporate, and mortgage pass through securities corporate rated BBB- or better. The index has a market value of over $4 trillion.

  LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX--is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities be-tween 1 and 5 years. The index has a market value of over $1.6 trillion.

  LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE INDEX-- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between 5 and 10 years. The index has a market value of over $700 billion.

  LEHMAN BROTHERS LONG (10+) GOVERNMENT/CORPORATE INDEX--is a market-weighted index that contains individually priced U.S. Treasury, agency and corporate securities rated BBB- or better with maturities greater than 10 years. The in-dex has a market value of over $900 billion.

  LIPPER SMALL COMPANY GROWTH FUND AVERAGE--the average performance of small company growth funds as defined by Lipper Analytical Services, Inc. Lipper de-fines a small company growth fund as a fund that by prospectus or portfolio practice, limits its investments to companies on the basis of the size of the company. From time to time, Vanguard may advertise using the average perfor-mance and/or the average expense ratio of the small company growth funds. (This fund category was first established in 1982. For years prior to 1982, the results of the Lipper Small Company Growth category were estimated using the returns of the Funds that constituted the Group at its inception.)

  RUSSELL 3000 INDEX--consists of approximately the 3,000 largest stocks of U.S.-domiciled companies commonly traded on the New York and American Stock Exchanges or the NASDAQ over-the-counter market, accounting for over 90% of the market value of publicly traded stocks in the U.S.

  RUSSELL 2000 STOCK INDEX--consists of the smallest 2,000 stocks within the Russell 3000; a widely used benchmark for small capitalization common stocks.

  LIPPER BALANCED FUND AVERAGE--an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

  LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE--an industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

  LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE--an industry benchmark of aver-age government money market funds with similar investment objectives and poli-cies, as measured by Lipper Analytical Services, Inc.

  LIPPER GENERAL EQUITY FUND AVERAGE--an industry benchmark of average general equity funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

  LIPPER FIXED INCOME FUND AVERAGE--an industry benchmark of average fixed in-come funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

                             FINANCIAL STATEMENTS

  The Fund's audited Financial Statements for the year ended October 31, 1997, including the financial highlights for each of the five fiscal years in the period ended October 31, 1997, appearing in the Vanguard Explorer Fund 1997 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. The Fund's 1997 Annual Report to Shareholders is enclosed with this Statement of Additional Information.